                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                             Stonepath Group, Inc.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                              STONEPATH GROUP, INC.
                         1600 Market Street, Suite 1515
                             Philadelphia, PA 19103

                                                                   April 8, 2004
Dear Fellow Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Stonepath Group, Inc. (the "Company") which will be held at the offices of Buchanan Ingersoll PC, 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, May 26, 2004 at 10:00 a.m. local time. Your Board of Directors and management look forward to personally greeting those stockholders able to attend.

         At the Meeting, stockholders will be asked to:

         (1)  elect the Company's directors;

         (2) approve an amendment to the Stonepath Group, Inc. Amended and Restated 2000 Stock Incentive Plan to increase the number of shares of the Company's Common Stock which may be issued thereunder;

         (3) ratify the appointment of KPMG LLP as the Company's independent auditors for the year ending December 31, 2004; and

         (4) consider such other matters as may be properly brought before the Meeting and at any adjournment(s) or postponement(s) thereof.

         These matters are discussed in greater detail in the accompanying Proxy Statement.

         Your Board of Directors recommends a vote FOR the election of the Company's directors nominated, FOR the amendment to the Stonepath Group, Inc. Amended and Restated 2000 Stock Incentive Plan and FOR the ratification of KPMG LLP as the Company's independent auditors.

         Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the Meeting. Please sign, date and mail the enclosed proxy promptly.

         A copy of the Company's Annual Report for the year ended December 31, 2003 is enclosed for your information. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

         We wish to thank you for your loyal support of the Company and your participation in this process.

                                         Sincerely,


                                         Dennis L. Pelino
                                         Chairman of the Board

                              STONEPATH GROUP, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 26, 2004

                                                                   April 8, 2004

To the Stockholders of Stonepath Group, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Stonepath Group, Inc. (the "Company") will be held at the offices of Buchanan Ingersoll PC, 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, May 26, 2004 at 10:00 a.m. local time, for the following purposes:

         (1)  to elect the Company's directors;

         (2) to approve an amendment to the Stonepath Group, Inc. Amended and Restated 2000 Stock Incentive Plan to increase the number of shares of the Company's Common Stock which may be issued thereunder;

         (3) to ratify the appointment of KPMG LLP as the Company's independent auditors for the year ending December 31, 2004; and

         (4) to consider such other matters as may be properly brought before the Meeting and at any adjournment(s) or postponement(s) thereof.

         A copy of the Company's Annual Report for the year ended December 31, 2003 is enclosed for your information. No material contained in the Annual Report is to be considered a part of our proxy solicitation material.

         Only stockholders of record as of the close of business on April 1, 2004 will be entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof.

         All stockholders are cordially invited to attend the Meeting. However, to assure your representation at the Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person even if he or she has returned a proxy.

                                         By Order of the Board of Directors,


                                         Stephen M. Cohen
                                         Senior Vice President, General Counsel
                                         and Secretary

                              STONEPATH GROUP, INC.
                         1600 Market Street, Suite 1515
                             Philadelphia, PA 19103


                                 PROXY STATEMENT

         The enclosed proxy is solicited on behalf of the Board of Directors of Stonepath Group, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held at the offices of Buchanan Ingersoll PC, 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, May 26, 2004 at 10:00 a.m. local time, and at any adjournment(s) or postponement(s) thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The proxy solicitation materials were mailed on or about April 8, 2004 to all stockholders entitled to vote at the Meeting.

Record Date and Stock Ownership

         Stockholders of record at the close of business on April 1, 2004 (the "Record Date") are entitled to notice of and to vote at the Meeting, and at any adjournment(s) or postponement(s) thereof. At the Record Date, 40,519,392 shares of the Company's Common Stock, $.001 par value per share (the "Common Stock") were issued, outstanding and entitled to notice of and to vote on all matters at the Meeting and at any adjournment(s) or postponement(s) thereof.

Quorum and Voting Requirements

         The Company's Bylaws provide that the stockholders holding a majority of the shares issued, outstanding and entitled to vote on the Record Date must be present in person or by proxy at the Meeting to constitute a quorum for the transaction of business at the Meeting.

         All shares of Common Stock represented by valid proxies received by the Secretary of the Company prior to the Meeting will be voted as specified in the proxy. If no specification is made, the shares will be voted FOR the election of each of the Board's nominees to the Board of Directors and FOR each of the other matters submitted by the Board of Directors for vote by the stockholders. Unless otherwise indicated by the stockholder, the proxy card also confers discretionary authority on the Board-appointed proxies to vote the shares represented by the proxy on any matter that is properly presented for action at the Meeting. Abstentions and broker non-votes (which arise from proxies delivered by brokers and others, where the record holder has not received direction on voting and does not have discretionary authority to vote on one or more matters) are each included in the determination of the number of shares present for purposes of determining a quorum. At the Meeting, directors will be elected by a plurality vote and all other matters will be decided by the affirmative vote of a majority of the shares of Common Stock present at the meeting, in person or by proxy, and entitled to vote. Abstentions are counted as shares present at the meeting for purposes of determining the votes cast on any matter and have the effect of a vote against any matter as to which abstention is specified. Broker non-votes are not considered shares present for purposes of the vote on any matter as to which the broker non-vote is specified and will not affect the outcome of the vote.

         The execution of a proxy will not affect a stockholder's right to attend the Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is used at the Meeting by filing with the Secretary of the Company either: (i) a written notice of revocation; (ii) a proxy bearing a later date than the most recently submitted proxy; or (iii) by attendance at the Meeting and voting in person. Attendance at the Meeting will not, by itself, revoke a proxy.

         Registered stockholders (those who hold shares directly rather than through a bank or broker) can simplify their voting by voting via the internet at www.votestock.com. Internet voting information is provided on the Proxy Card. Use of a Control Number is designed to verify stockholders' identities and allow stockholders to vote their shares and confirm that their voting instructions have been properly recorded. The Control Number is identified and located on the Proxy Card. If a stockholder holds shares through a bank or broker, the stockholder will receive separate instructions on the form received from the bank or broker. Although most banks and brokers now offer Internet voting, availability and specific processes will depend on their voting arrangements.

Annual Report

         A copy of the Company's Annual Report for the year ended December 31, 2003 accompanies this Proxy Statement. No material contained in the Annual Report is to be considered a part of our proxy solicitation material.

         The mailing address of the Company's executive office is 1600 Market Street, Suite 1515, Philadelphia, PA 19103.

Solicitation

         The cost of this proxy solicitation will be borne by the Company. The Company will reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses incurred in sending proxy materials to principals and obtaining their proxies.

Shareholder Proposals

         Proposals of stockholders that are intended to be included within the proxy material for our 2005 Annual Meeting of Stockholders must comply with the requirements of SEC Rule 14a-8 and must be received no later than December 10, 2004 in order to be included in the Proxy Statement and proxy relating to that Annual Meeting.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Nominees for Consideration at the Meeting

         The Bylaws provide that the Board of Directors shall consist of such number of directors as is established from time to time by the affirmative vote of a majority of the Board of Directors. The Board has resolved to have six (6) directors. Each person who is appointed or elected to the Board of Directors will hold that position until the close of the next annual meeting of stockholders, until he or she ceases to be a director by operation of law or until he or she resigns.

         The six (6) persons listed below have been nominated by the Board of Directors to serve as directors of the Company.

         Unless otherwise specified, each properly executed proxy received will be voted for the election of the nominees named below to serve as directors until the end of their respective terms or until his/her successor is elected and qualified. The Company is not aware of any reason that any nominee will be unable to serve or will decline to serve as a director. In the event that any nominee is unable to serve or will not serve as a director, it is intended that the proxies solicited hereby will be voted for such other person or persons as shall be nominated by management.

                     INFORMATION ABOUT NOMINEES FOR DIRECTOR

         The following table sets forth certain information with respect to each of the nominees for director and their current positions with the Company.

                                                                                  Year in Which
                                                                                   Service as a
         Director's Name and Age               Principal Occupation               Director Began
         -----------------------               --------------------               --------------
         Dennis L. Pelino, 56                Chairman of the Board of                  2001
                                           Directors and Chief Executive
                                                      Officer

         J. Douglass Coates, 61                Principal-Manalytics                    2001
                                                International, Inc.

         Robert McCord, 45               Managing Director-PA Early Stage              2001

         David R. Jones, 55                     Private Consultant                     2000

         Aloysius T. Lawn, IV, 45          Executive Vice President and                2001
                                           General Counsel-Talk America
                                                  Holdings, Inc.

         John H. Springer, 47             Director of Global Operations -              2003
                                             Golf Division, Nike, Inc.

Dennis L. Pelino

         Dennis L. Pelino has served as our Chairman of the Board of Directors and Chief Executive Officer since June 21, 2001. Mr. Pelino has over two decades of executive experience in the logistics industry. From 1986 to 1999, he was employed by Fritz Companies, Inc., initially as director of International Operations and Sales and Marketing, in 1993 as its Chief Operating Officer and commencing in 1996, also as its President. Mr. Pelino was also a member of the Board of Directors of Fritz Companies from 1991 to 1999. During Mr. Pelino's tenure, he acquired or started over 50 companies for Fritz as it became one of the leading global logistics companies. Prior to Fritz, Mr. Pelino held senior executive positions in the container shipping industry and in the domestic full-service truck leasing industry. Most recently, from 1999 through 2001, Mr. Pelino has been involved as a director and principal of a number of private ventures which explored opportunities in the logistics industry and which provided consulting services relative to business opportunities in Latin America, China and other Far Eastern regions.

J. Douglass Coates

         J. Douglass Coates has served as a member of our Board of Directors since August 2001. He has been principal of Manalytics International, Inc., a transportation, logistics and supply chain consulting firm based in San Francisco, California, since 1992. He was previously President of ACS Logistics, a division of American President Lines, and President of Milne Truck Lines, then a subsidiary of the Sun Company. Mr. Coates holds a B.S. in Engineering from Pennsylvania State University and an MBA from the Wharton School of the University of Pennsylvania.

David R. Jones

         David Jones has served as a member of our Board of Directors since September 2000. Mr. Jones has since 1995 been President of DR Jones Financial, Inc., a privately-held consulting firm specializing in early stage ventures. He is presently a director of Financial Asset Securities Corporation, an affiliate of Greenwich Capital Markets, Inc., and WorldSync Plus, an early stage technology company. Mr. Jones was Senior Vice President-Asset Backed Finance of Greenwich Capital Markets, Inc. from 1989 to 1995. Mr. Jones served as a Vice President, and subsequently as a Managing Director of The First Boston Corporation, an investment banking firm, from 1982 to 1989 and as Manager-Product Development of General Electric Credit Corp., an asset-based lender and financial services company, from 1981 to 1982. Mr. Jones is a graduate of Harvard College and has an MBA from the Amos Tuck School of Business Administration.

Aloysius T. Lawn, IV

         Aloysius T. Lawn has served as a member of our Board of Directors since February 2001. Mr. Lawn is the Executive Vice President - General Counsel and Secretary of Talk America Holdings, Inc., an integrated communications service provider with programs designed to benefit the residential and small business markets. Prior to joining Talk America Holdings, Inc. in 1996, Mr. Lawn was an attorney in private practice with extensive experience in private and public financings, mergers and acquisitions, securities regulation and corporate governance from 1985 through 1995. Mr. Lawn graduated from Yale University and Temple University School of Law.

Robert McCord

         Robert McCord has served as a member of our Board of Directors since March 2001. He is also a Managing Director of PA Early Stage, a family of seed and early stage venture funds, which he co-founded in 1997. He also serves as Chairman of the Eastern Technology Council, a consortium of more than 800 technology-oriented companies. At the Technology Council he provides contacts, capital and information for senior executives. Mr. McCord previously served as Vice President of Safeguard Scientifics, Inc., a leader in identifying, developing and operating premier technology companies. Before joining Safeguard, Mr. McCord spent a decade on Capitol Hill where he served as Chief of Staff, Speechwriter and Budget Analyst in a variety of congressional offices. He specialized in budget and deregulatory issues and, as Chief Executive Officer of the bipartisan Congressional Institute for the Future, he ran a staff which tracked legislation and provided policy analyses and briefings. Mr. McCord earned his A.B., with high honors, from Harvard University and his MBA from the Wharton School.

John H. Springer

         John H. Springer has served as a member of our Board of Directors since May 2003. Mr. Springer has extensive global supply chain management and logistics experience, having held both domestic U.S. and international logistics positions at IBM Corporation, Union Pacific Corporation's third party logistics unit, and at Dell Computer from 1995 to 2002. Mr. Springer joined Nike Inc. in 2002 and is its Director of Global Operations - Nike Golf. Mr. Springer has been active in the Council of Logistics Management throughout his career, including holding the position of President for the Central Texas region. He earned his B.S. at Syracuse University in Transportation & Distribution Management, and his MBA from St. Edwards University in Austin, Texas.

                      INFORMATION ABOUT EXECUTIVE OFFICERS
         Our executive officers as of March 1, 2004 are as follows:

                                                                                    Year in Which
Officer's Name and Age                          Office                              Service Began
----------------------                          ------                              -------------
Dennis L. Pelino, 56              Chairman of the Board of Directors                    2001
                                      and Chief Executive Officer

Gary A. Koch, 45                 Chief Executive Officer of Stonepath                   2001
                                   Logistics Domestic Services, Inc.

Jason Totah, 44                  Chief Executive Officer of Stonepath                   2002
                                   Logistics International Services,
                                                 Inc.

Stephen M. Cohen, 47                Senior Vice President, General                      2000
                                         Counsel and Secretary

Bohn H. Crain, 40                Chief Financial Officer and Treasurer                  2002

Thomas L. Scully, 54                Vice President - Controller and                     2001
                                     Principal Accounting Officer


         For biographical information regarding Mr. Pelino, please see his biography under "Information about Nominees for Director" set forth above.

Gary A. Koch

         Gary A. Koch serves as the Chief Executive Officer of Air Plus and Stonepath Logistics Domestic Services, Inc. Mr. Koch co-founded Air Plus in May 1990. In ten years, he built Air Plus into a transportation logistics company serving a customer base of manufacturing distributors and national retail chains with close to $60.0 million in annual revenues, over 200 employees and 16 offices in North American cities. Mr. Koch has over twenty years of logistics experience in the U.S. and Canadian markets with expertise in traditional air freight and distribution logistics. Mr. Koch received a B.S. in Marketing from Purdue University.

Jason Totah

         Jason F. Totah serves as the Chief Executive Officer of Stonepath Logistics International Services, Inc. ("SLIS", f/k/a Global Transportation Services, Inc."). Mr. Totah joined SLIS in 1990 and has held several positions including Seattle Branch manager and Senior Vice President, Sales and Marketing, and Senior Vice President of Sales and Operations. Prior to joining SLIS, he worked in international logistics for Amoco Petroleum, stationed in various locations around the world. He graduated from Oregon State in 1983 with a degree in Agriculture Engineering.

Stephen M. Cohen

         Stephen M. Cohen has served as our Senior Vice President, General Counsel and Secretary since April 2000. Since 1980, Mr. Cohen has been engaged in the practice of law, having most recently been a shareholder of Buchanan Ingersoll PC from March 1996 to April 2000 and a partner at Clark, Ladner, Fortenbaugh & Young from March 1990 to March 1996. Mr. Cohen's practice focused on corporate finance and federal securities matters. Mr. Cohen received a B.S. in Accounting from the School of Commerce and Finance of Villanova University, a J.D. from Temple University and a L.L.M. in Taxation from Villanova University School of Law.

Bohn H. Crain

         Bohn H. Crain has served as our Chief Financial Officer since January 10, 2002 and our Treasurer since May 30, 2002. Mr. Crain has over 15 years of experience in finance and accounting as well as extensive knowledge of transportation and logistics. Prior to joining Stonepath's executive team, he served from January 2001 to September 2001 as Executive Vice President and Chief Financial Officer for Schneider Logistics, Inc., a third-party logistics company. Before Schneider, Mr. Crain served from May 2000 to January 2001 as Vice President and Treasurer for Florida East Coast Industries, Inc., and from June 1989 to May 2000, he held various Vice President and treasury positions with CSX and various of its subsidiaries. Mr. Crain holds a B.S. in Business Administration - Accounting from the University of Texas.

Thomas L. Scully

         Thomas L. Scully has served as our Vice President - Controller since November 19, 2001. Before joining Stonepath, Mr. Scully was a senior manager within the assurance and advisory services of Deloitte & Touche, LLP from December 1996 to November 2001. Prior to Deloitte & Touche, from October 1980 to June 1996, Mr. Scully was an audit partner at BDO Seidman, LLP where he led numerous accounting, auditing and tax engagements for publicly traded and privately-held local, national, and international clients. Prior to BDO, he held the position of audit supervisor at Coopers & Lybrand, LLP. Mr. Scully is a certified public accountant and earned a B.S. in Accounting from St. Joseph's University, Philadelphia.

Board Meetings

         During the year ended December 31, 2003, the Board of Directors held nine (9) meetings and acted by unanimous consent on five (5) occasions. Additionally, there were eight (8) Audit Committee meetings and six (6) Compensation Committee meetings held during 2003. During 2003, each Board member attended 75% or more of the meetings held by the Board and any committee upon which such director served.

         It is the Company's policy that the directors who are up for election at an annual meeting of stockholders attend that meeting. All of the Company's directors attended last year's annual meeting of stockholders.

Board Committees

         Audit Committee

         The Audit Committee is responsible for monitoring the integrity of the Company's financial statements and reporting processes and systems of internal control regarding finance, accounting, and legal compliance and approving the engagement of its independent auditors. The Audit Committee held eight (8) meetings in 2003. The members of the Audit Committee are David R. Jones, Chairman, as well as Aloysius T. Lawn, IV, and Robert McCord. Each of these Audit Committee members is independent as defined in the listing standards of the American Stock Exchange and the rules of the Securities and Exchange Commission. The Board has determined that Mr. Jones qualifies as an "audit committee financial expert" as defined in the rules of the Securities and Exchange Commission by virtue of his education and experience in complex financial matters and the analysis and review of financial statements and has designated Mr. Jones as the "audit committee financial expert." For a description of Mr. Jones' relevant experience, see "Information About Nominees for Director - David R. Jones."

         Compensation Committee

         The Compensation Committee is responsible for determining the compensation of the officers and employees of the Company and administering the Company's compensation plans. The Compensation Committee held six (6) meetings in 2003. The members of the Compensation Committee are Aloysius T. Lawn, IV, Chairman, as well as David R. Jones and John H. Springer. Each of these Compensation Committee members is independent as defined in the listing standards of the American Stock Exchange and the rules of the Securities and Exchange Commission.

  Board Nominating Procedures

         Given the relatively small size of the Board of Directors and the existence of other committees of the Board requiring substantial attention and effort, the Board has determined that it is appropriate not to establish a separate nominating committee. The Board has also determined that a nominating committee is not necessary in light of the written nominating procedures it has adopted and the fact that nominations are determined by the vote of a majority of the directors who are independent.

         The Board will consider candidates for membership suggested by its members, as well as by the Company's management and stockholders. The Board may also from time to time retain a third-party executive search firm to identify candidates.

         A stockholder who wishes to recommend a prospective nominee for the Board of Directors should notify the Company's Corporate Secretary in writing with whatever supporting material the stockholder considers appropriate.

         Once the Board has identified a prospective nominee, it will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on the need for additional Board members to fill vacancies or to expand the size of the Board. If it is determined that there is a need for additional Board members, the Board will then evaluate the prospective nominee considering the following factors:

           o the candidate's ability to represent the interests of the Company's stockholders;

           o the candidate's skill, integrity, and independence of thought and judgment;

           o the candidate's experience with businesses and other organizations of comparable size and stage of development;

           o the relationship of the candidate's experience to the experience of other members of the Board and whether the candidate adds to the range of talent, skill and expertise possessed by the existing members of the Board; and

           o the candidate's ability to dedicate sufficient time, energy and attention to the diligent performance of a director's duties, including the candidate's service on other boards of directors.

         The Board will also consider such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for audit committee expertise and the evaluations of other prospective nominees.

         As part of the evaluation, the Board will have the prospective nominee interviewed by one or more of its members, and others as appropriate, either in person or by telephone. After completing this evaluation and interview, the Board will then determine, by a vote of a majority of directors who are independent, whether to elect the prospective nominee to the Board in the case where stockholder approval is not required, or to nominate the candidate for election by the Company's stockholders.

Stockholder Communications to Directors

         The Board of Directors has adopted a written process for stockholders to send communications to the Board of Directors. All correspondence which a stockholder desires to send to the members of the Board of Directors should be forwarded to the Corporate Secretary of the Company. The Corporate Secretary will review all correspondence to determine whether it deals with the functions of the Board of Directors or its committees and, if so, shall forward the correspondence to all directors. Concerns relating to accounting, internal controls or auditing matters shall be immediately brought to the attention of the Audit Committee.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                           FOR THE COMPANY'S DIRECTORS

                                   PROPOSAL 2

         APPROVAL OF AMENDMENT TO THE STONEPATH GROUP, INC. AMENDED AND
                       RESTATED 2000 STOCK INCENTIVE PLAN

         The Company's stockholders are being asked to approve an amendment to the Stonepath Group, Inc. Amended and Restated 2000 Stock Incentive Plan (the "Stock Incentive Plan") to increase the number of shares of the Company's Common Stock reserved for issuance under the Stock Incentive Plan by 2,000,000 shares. The Board of Directors unanimously adopted this amendment on March 11, 2004, subject to stockholder approval at the Meeting.

         The proposed amendments will assure that a sufficient reserve of Common Stock remains available for issuance under the Stock Incentive Plan to allow the Company to continue to utilize equity incentives to attract and retain the services of officers, employees, directors and consultants (collectively, "covered persons") to the Company which the Company views as essential to its long-term growth and financial success. The Company relies significantly on equity incentives in the form of stock awards and stock option grants to attract and retain covered persons and believes such equity incentives are necessary for the Company to remain competitive in the marketplace for such talent. Stock and option grants made to newly-hired or continuing covered persons will be based on both competitive market conditions and individual performance. In addition, the Company has acquired other companies in the past, and anticipates future acquisitions. It is important that the Company be able to offer equity incentives to employees of the companies acquired so that they remain incentivized after the acquisition has been completed.

         The Stock Incentive Plan was approved in September 2000 by the stockholders of the Company at that time, and subsequent amendments to the Stock Incentive Plan were approved by the stockholders of the Company on May 31, 2002 and May 30, 2003. A total of 13,000,000 shares of Common Stock of the Company currently are reserved for issuance under the Stock Incentive Plan. As of March 5, 2004, 10,313,634 shares were subject to awards currently outstanding under the Stock Incentive Plan (the "Plan Options") and 1,326,700 shares were subject to awards granted outside the Stock Incentive Plan (the "Non-Plan Options").

         The following is a summary of the principal features of the Stock Incentive Plan. The summary, however, does not purport to be a complete description of all of the provisions of the Stock Incentive Plan. The complete text of the Stock Incentive Plan, as amended herein, appears as Exhibit A to this Proxy Statement and the following description is qualified in its entirety by reference to Exhibit A.

         Purpose

         The purposes of the Stock Incentive Plan are to: (i) better align the interests of stockholders with the interest of officers, directors, employees and consultants of the Company and its subsidiaries by creating a direct linkage between participants' rewards and the performance of the Company and its subsidiaries; (ii) encourage stock ownership and proprietary interests in the Company's stock; and (iii) assist the Company and its subsidiaries in attracting and retaining highly competent officers, directors, employees and consultants vital to its success.

         Term

         The Stock Incentive Plan became effective on June 1, 2000. The Stock Incentive Plan has no fixed expiration date.

         Administration

         The Stock Incentive Plan may be administered by the full Board of Directors or by a committee of the Board comprised of two or more "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended (the Board of Directors or the committee shall hereinafter be referred to as the "Plan Administrator"). The Plan Administrator has, among other matters, the exclusive authority to make awards under the Stock Incentive Plan and to make interpretations and determinations involving the Stock Incentive Plan.

         Participation and Types of Awards

         Employees, officers and directors of the Company and its subsidiaries are currently eligible to receive non-qualified stock options, restricted stock awards, and "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, advisors and consultants who perform services for the Company are eligible to receive non-qualified stock options and stock awards under the Stock Incentive Plan.

         Shares Subject to the Stock Incentive Plan

         The number of shares of Common Stock which may be issued under the Stock Incentive Plan is currently 13,000,000 and, upon approval of this Proposal by the stockholders, will be 15,000,000. All of the shares of Common Stock may be awarded in the form of stock options or stock awards. However, pursuant to
Section 162(m) of the Code, currently, stock options with respect to no more than 2,500,000 shares of Common Stock may be granted to any one individual participant during any one calendar year period. In addition, the following shares may be added back to the Stock Incentive Plan and made available for issuance under the Stock Incentive Plan: (i) any shares of Common Stock that are forfeited, cancelled or re-acquired by the Company; (ii) any shares of Common Stock tendered in satisfaction of tax withholding or other obligations relating to proposed awards under the Stock Incentive Plan; and (iii) any shares of Common Stock underlying an award that is terminated (other than by exercise).

         Performance-Based Compensation

         Section 162(m) of the Code limits to $1,000,000 annually the deduction a public corporation may claim for compensation paid to any of its top five (5) executive officers, except in limited circumstances. One such exception is for "performance-based compensation," which is defined as compensation paid solely on account of the attainment of one or more performance goals, but only (i) if the goals are determined by a compensation committee of the board comprised of two (2) or more outside directors, (ii) the performance goals are disclosed to stockholders and approved by a majority vote before the remuneration is paid, and (iii) before the remuneration is paid, the compensation committee certifies that the performance goals and any other material terms were in fact satisfied.

         Internal Revenue Service regulations provide that compensation attributable to a stock option will be deemed to satisfy the requirement that performance goals be pre-established if the grant of the option is made by the compensation committee; the plan under which the option is granted states the maximum number of shares with respect to which options or rights may be granted during a specified period to any employee; and, under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant.

         The Stock Incentive Plan includes features intended to permit the Plan Administrator to grant options and stock awards to employees that will qualify as performance-based compensation.

         Stock Options

         Options granted under the Stock Incentive Plan may be either incentive stock options or non-qualified stock options. The Plan Administrator will determine whether and to what extent options will be granted under the Stock Incentive Plan and whether such options granted will be incentive stock options or non-qualified stock options; provided, however, that: (i) incentive stock options may be granted only to employees of the Company or any of its subsidiaries, (ii) no incentive stock options may be granted following the tenth anniversary of the effective date of the Stock Incentive Plan, and (iii) the aggregate fair market value (determined as of the date of grant of the option) of the Common Stock with respect to which incentive stock options may become exercisable for the first time by any individual during any calendar year may not exceed $100,000 or, if it does, the portion of such options which exceeds such amount will be treated as non-qualified stock options. Unless otherwise specified in the agreement evidencing the option, options granted under the Stock Incentive Plan may be exercised for a period of up to ten (10) years from the date of grant.

         The price at which each share covered by an option may be purchased will be determined in each case by the Plan Administrator; provided, however, that such price, in the case of incentive stock options, may not be less than the fair market value of Common Stock on the date of grant.

         Options will be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as will be determined by the Plan Administrator and as set forth in the agreement relating thereto; provided, however, that: (i) no option will be exercisable after the expiration of ten (10) years after the date of grant of such option, (ii) no incentive stock option granted to a participant who owns more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary of the Company) will be exercisable after the expiration of five (5) years after the date of grant of such option and the exercise price of an incentive stock option granted to such stockholder may not be less than 110% of the fair market value of the Common Stock on the date of grant, and (iii) no option granted to a prospective employee, prospective consultant, or prospective director may become exercisable prior to the date on which such person commenced service with the Company or its subsidiaries.

         Stock Awards

         The Plan Administrator may grant stock awards to any officer, director, employee or consultant of the Company or any of its subsidiaries. A stock award entitles the recipient to acquire shares of Common Stock subject to such restrictions and conditions as the Plan Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

         Upon execution of a written instrument setting forth the stock award and paying any applicable purchase price, a participant shall have the rights of a stockholder with respect to the Common Stock subject to the stock award, including, but not limited to, the right to vote and receive dividends with respect thereto; provided, however, that shares of Common Stock subject to stock awards that have not vested shall be subject to restrictions on transferability. Unless the Plan Administrator otherwise determines, certificates evidencing the stock awards shall remain in the possession of the Company until such Common Stock is vested.

         The Plan Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Common Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the stock award. If the participant or the Company, as the case may be, fails to achieve the designated goals or the participant's relationship with the Company is terminated prior to the expiration of the applicable vesting period, the participant shall forfeit all shares of Common Stock subject to the stock award which have not then vested. Unvested Common Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Incentive Plan or in the written instrument evidencing the stock award.

         Termination of Service

         If a participant ceases to perform service for the Company, all options which such participant is then entitled to exercise may be exercised until the earlier to occur of the three-month anniversary after termination of service or the expiration of the relevant option exercise period, unless otherwise provided for in the award agreement.

         However, if a participant ceases to perform service for the Company or any of its subsidiaries due to death, disability or retirement, any options then exercisable will be exercisable until the earlier to occur of the one-year anniversary of termination of service or the expiration of the relevant option exercise period, unless otherwise provided for in the award agreement.

         In addition, if the Company or any of its subsidiaries terminates a participant's service for "Cause" (as defined in the Stock Incentive Plan), then any and all options held by such person will terminate forthwith, unless otherwise provided for in the award agreement.

         Stock Adjustments

         If, as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction, the outstanding shares of Common Stock are increased or decreased or are exchanged for a new, different or additional number or kind of shares or other securities of the Company, or other non-cash assets of the Company are distributed with respect to such shares of Common Stock or other securities, the Plan Administrator may make an appropriate or proportionate adjustment in (i) the number of options that can be granted to any one participant, (ii) the number and kind of shares or other securities subject to any then outstanding awards under the Stock Incentive Plan, and (iii) the price for each share subject to any then outstanding options under the Stock Incentive Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares as to which such options remain exercisable). The adjustment by the Plan Administrator will be final, binding and conclusive.

         If, as a result of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Company's Board of Directors authorizes the issuance or assumption of options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Stock Incentive Plan, the Plan Administrator may grant options upon such terms and conditions as it may deem appropriate for the purpose of assuming the old option, or substitution of a new option for the old option.

         In the case of (i) the dissolution or liquidation of the Company, (ii) merger, reorganization, or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company),
(iii) the sale of all or substantially all of the assets of the Company to an unrelated person, or (iv) the sale of all or substantially all of the stock of the Company to an unrelated person (in each case, a "Fundamental Transaction"), the Stock Incentive Plan and all unvested awards granted thereunder will terminate, unless provision is made in connection with the Fundamental Transaction for the assumption of the awards or the substitution of such awards with new awards of the successor entity, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise price. In the event of such termination in which the Company's Board of Directors does not provide for a Cash Purchase Price (as defined below) in connection with the options, each participant will be notified of such proposed termination and permitted to exercise options which are then exercisable for a period of at least fifteen (15) days prior to the date of such termination.

         In the event that the Company will be merged or consolidated with another corporation or entity, other than a corporation or entity which is an "affiliate" of the Company, under the terms of which the holder of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock of the Company surrendered pursuant to such transaction ("Cash Purchase Price"), the Company's Board of Directors may provide that all outstanding options will terminate upon consummation of that transaction and each participant will receive, in exchange therefor, a cash payment equal to the amount (if any) by which (i) the Cash Purchase Price multiplied by the number of shares of Common Stock subject to outstanding options held by such participant exceeds (ii) the aggregate exercise price of such participant's options.

         Change in Control

         Unless otherwise provided in a participant's option agreement or in a written employment or other agreement between the participant and the Company, the Stock Incentive Plan provides that, in the event the Stock Incentive Plan is terminated as a result of or following a "Change In Control" (as defined in the Stock Incentive Plan), all vested options then outstanding at the time of such termination may be exercised for a period of fifteen (15) days from the date of notice of the proposed termination. In such event, all participants shall be credited with an additional six (6) months of service for the purpose of any otherwise unvested options. Upon a Change In Control in which the Stock Incentive Plan is either assumed or otherwise not subject to termination, if during the remaining term of such participant's options or stock award, the participant is terminated other than for "Cause," the participant will also be credited with an additional six (6) months of service; provided, however, in the event of a termination for "Cause," all options will immediately terminate and all unvested portions of stock awards will immediately terminate.

         Amendment and Termination

         The Board of Directors may alter, amend, suspend or discontinue the Stock Incentive Plan, provided that no such action will deprive any person, without such person's consent, of any rights theretofor granted under the Stock Incentive Plan.

         Tax Withholding

         Whenever shares are to be issued or cash is to be paid under the Stock Incentive Plan, under circumstances in which the Plan Administrator believes that any federal, state or local tax withholding will be imposed, including FICA and Medicare withholding tax, the Company shall have the right to require the participant to remit to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements. Such withholding requirements may be paid (i) in cash; (ii) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate fair market value equal to the tax obligation (provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the participant for at least six (6) months); (iii) in the discretion of the Plan Administrator, through an election to have the Company withhold shares of Common Stock otherwise issuable to the participant having an aggregate fair market value equal to the tax obligation; or (iv) in the discretion of the Plan Administrator, through a combination of the procedures set forth in subsections (i)-(iii) above.

         Awards Granted to Certain Individuals and Groups

         As described above, the number of awards that may be granted to officers, employees, directors or consultants under the Stock Incentive Plan is at the discretion of the Plan Administrator and therefore future awards under the Stock Incentive Plan cannot be determined in advance. The following table sets forth (a) the total number of shares subject to options granted under the Stock Incentive Plan to the listed persons and groups through the fiscal year ended December 31, 2003 and (b) the market value or average per share exercise price of such options.

                 Amended and Restated 2000 Stock Incentive Plan
                 ----------------------------------------------

                                                               Number of Options         Avg. per Share
        Name of Individual or Group                                 Granted            Exercise Price ($)
        ----------------------------------------------------------------------------------------------------

        Dennis L. Pelino, Chairman and Chief Executive            4,400,000(1)               $1.19
        Officer

        Stephen M. Cohen, Vice President, General Counsel           910,000(2)               $0.78
        and Secretary

        Bohn H. Crain, Chief Financial Officer and                  675,000(3)               $1.63
        Treasurer

        Gary A. Koch, Chief Executive Officer of Stonepath          200,000(4)               $1.30
        Logistics Domestic Services, Inc.

        Jason F. Totah, Chief Executive Officer of                  250,000(5)               $1.90
        Stonepath Logistics International Services, Inc.

        All current executive officers, as a group                6,518,300                  $1.22

        All current directors who are not employees, as a           330,000                  $0.99
        group

        All employees who are not current executive               2,026,134(6)               $1.65
        officers, as a group

_______________________

(1) Does not include the grant to Mr. Pelino on January 23, 2004 of options to purchase 550,000 shares of the Company's common stock at an exercise price of $3.05 per share, the grant to Mr. Pelino on February 26, 2004 of options to purchase 125,600 shares of the Company's common stock at an exercise price of $3.38 per share, or the grant to Mr. Pelino on March 11, 2004 of options to purchase 359,000 shares of the Company's common stock at an exercise price of $3.75 per share.

(2) Does not include the grant to Mr. Cohen on January 9, 2004 of options to purchase 100,000 shares of the Company's common stock at an exercise price of $2.38 per share.

(3) Does not include the grant to Mr. Crain on January 9, 2004 of options to purchase 100,000 shares of the Company's common stock at an exercise price of $2.38 per share or the grant to Mr. Crain on February 26, 2004 of options to purchase 23,300 shares of the Company's common stock at an exercise price of $3.38 per share.

(4) Does not include the grant to Mr. Koch on January 9, 2004 of options to purchase 150,000 shares of the Company's common stock at an exercise price of $2.38 per share.

(5) Does not include the grant to Mr. Totah on January 9, 2004 of options to purchase 80,000 shares of the Company's common stock at an exercise price of $2.38 per share or the grant to Mr. Totah on February 26, 2004 of options to purchase 13,100 shares of the Company's common stock at an exercise price of $3.38 per share.

(6) Includes non-plan options associated with two current employees. Excludes plan options associated with former director.

         Federal Income Tax Consequences

         The following summary is based upon an interpretation of the present Code and applicable treasury regulations and may be inapplicable if such laws and regulations are changed. Additionally, the following summary is limited to the impact of the United States federal tax laws upon United States citizens residing in the United States.

         Non-Qualified Stock Options

         Under the current applicable provisions of the Code, the recipient of an option will not recognize income upon the receipt of a grant of non-qualified stock options and the Company will not be entitled to a tax deduction. When a non-qualified stock option is exercised, however, the excess of the fair market value of the shares received over the option price for those shares will be treated for federal tax purposes as ordinary income. Accordingly, the Company will be entitled to a corresponding tax deduction in the same amount. Any gain (or loss) realized on the sale or exchange of any shares actually received will be treated as long-term or short-term capital gain (or loss), depending on the applicable holding period.

         Incentive Stock Options

         With respect to incentive stock options ("ISOs"), no taxable income will be recognized when the option is granted or exercised; provided, however, that ISOs exercised more than three (3) months after termination of employment will be taxed in the same manner as non-qualified stock options described above. Additionally, when an ISO is exercised, the spread between the fair market value and the exercise price will be an item of tax preference for purposes of the alternative minimum tax.

         If the shares acquired when an ISO is exercised are held for at least two (2) years from the grant of the options and one (1) year from the exercise of the options (the "ISO Holding Period"), any gain (or loss) realized upon their sale will be treated as long-term capital gain (or loss). In such a case, the Company will not be entitled to a deduction. If the shares are not held for the ISO Holding Period, then upon disposition ordinary income will be recognized in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date the option was exercised, limited, however to the gain realized on the sale. Any additional gain will be taxed as capital gain. The Company will be entitled to a deduction equal to the amount of any ordinary income recognized in this manner.

         Stock Awards

         The recipient of a stock award will generally recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the date on which the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs first) over (ii) the amount, if any, paid for the shares. Such person may, however, make an election (the "Tax Election"), within thirty (30) days following the grant of the stock award, to recognize income at the time of the award based on the fair market value of the shares on the transfer date. The Company will be entitled to a deduction in the same amount and at the same time that such person recognizes ordinary income. The ordinary income recognized by a recipient who is an employee will be subject to tax withholding by the Company. Upon the sale or other disposition (including any forfeiture) of the shares awarded, the recipient will realize capital gain (or loss) measured by the difference between the amount realized and the fair market value of the shares on the date the award vested (or on the date of grant if such person made the Tax Election).

         Tax Effect for the Company

         The Company generally will be entitled to receive a tax deduction in connection with an award under the Stock Incentive Plan in the amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income. As described above, special rules limit the deductibility of compensation paid to certain executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of the above specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of compensation in excess of $1,000,000 if it complies with the conditions imposed by Section 162(m). These conditions include stockholder approval of the Stock Incentive Plan, setting limits on the number of awards that any individual may receive, and establishing performance criteria that must be met before the award actually will vest or be paid. The Stock Incentive Plan has been designed to permit the Plan Administrator to grant options and stock awards which satisfy the requirements of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such awards.

         The foregoing discussion is not a complete description of the federal income tax aspects of options or stock awards under the Stock Incentive Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable to any awards. Participants in the Stock Incentive Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE STONEPATH GROUP, INC. AMENDED AND RESTATED
                           2000 STOCK INCENTIVE PLAN

                                   PROPOSAL 3

          RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S
           INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2004

         KPMG LLP has been selected by the Audit Committee and the Board of Directors to serve as the independent auditors for the Company for the fiscal year ending December 31, 2004. Representatives of KPMG LLP are expected to be present at the Meeting to make a statement if they so desire and will be available to respond to appropriate questions.

         The Audit Committee and the Board of Directors will consider the selection of another accounting firm to serve as the Company's independent auditors in the event that the stockholders do not approve the selection of KPMG LLP as the Company's independent auditors.

         For the years ended December 31, 2003 and 2002, professional services were provided to the Company by KPMG LLP. The following table presents fees for professional services rendered by KPMG LLP for the audit of the Company's annual financial statements for the years ended December 31, 2003 and December 31, 2002, and fees billed for other services rendered by KPMG LLP during those periods.

                                                          2003           2002
                                                       ---------      ---------
Audit fees (1)                                         $ 656,883      $ 299,000
Audit related fees (2)                                   125,000         24,400
Tax fees (3)                                              73,900         24,400
All other fees                                                --             --
                                                       ---------      ---------

Total                                                  $ 855,783      $ 447,692
                                                       =========      =========


   (1) Represents the aggregate fees billed for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q.
   (2)   Represents fees billed for acquisition related services
   (3) Represents fees billed for tax consulting services, primarily related to international acquisitions

Our Audit Committee approves the engagement of our independent auditors to render audit and non-audit services before they are engaged. All of the services for which fees are listed above were pre-approved by our Audit Committee.

         The Audit Committee has determined the rendering of non-audit services by KPMG LLP is compatible with maintaining the auditor's independence.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2004
                                  FISCAL YEAR

       SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND BENEFICIAL
          OWNERS OF GREATER THAN 5% OF THE COMPANY'S VOTING SECURITIES

         The following tables set forth information with respect to the beneficial ownership of Common Stock and Preferred Stock owned, as of March 1, 2004, by:

         o the holders of more than 5% of any class of the Company's voting securities;

         o    each of the directors;

         o    each of the executive officers; and

         o    all directors and executives officers of the Company as a group.

         As of March 1, 2004, an aggregate of 39,004,242 shares of Common Stock and 309,397 shares of Series D Preferred Stock were issued and outstanding. Each share of Series D Preferred Stock is convertible into 10 shares of our Common Stock. For purposes of computing the percentages under the following tables, it is assumed that all options and warrants to acquire Common or Preferred Stock which have been issued to the directors, executive officers and the holders of more than 5% of Common or Preferred Stock and are fully vested or will become fully vested within 60 days from March 1, 2004 have been exercised by these individuals and the appropriate number of shares of Common Stock and Preferred Stock have been issued to these individuals.

                                         COMMON STOCK
                                         ------------

                                                                 Shares Owned
                                                               Beneficially and        Percentage of
Name of Beneficial Owner               Position                 of Record (1)              Class
------------------------               --------                 -------------              -----
Dennis L. Pelino(2)                    Officer, Director         3,581,824                  8.49%
Stephen M. Cohen(3)                    Officer                     845,878                  2.12%
Bohn H. Crain(4)                       Officer                     379,095                      *
Thomas L. Scully(5)                    Officer                      46,462                      *
Gary A. Koch(6)                        (7)                         595,579                  1.52%
Jason F. Totah(8)                      (9)                         202,267                      *
David R. Jones(10)                     Director                    142,500                      *
Aloysius T. Lawn, IV(11)               Director                     57,500                      *
Robert McCord(12)                      Director                    100,000                      *
J. Douglass Coates(13)                 Director                     50,000                      *
John H. Springer(14)                   Director                          -                      *

All directors and executive officers as a                        6,001,105                 13.63%
group (11 people)

__________________________

(*) Less than one percent.

(1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the SEC under the Exchange Act. They may include securities owned by or for, among others, the spouse and/or minor children of an individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power. The number of shares beneficially owned by the individual may include options to purchase shares of our common stock exercisable as of, or within 60 days of, March 1, 2004. Beneficial ownership may be disclaimed as to certain of the securities.

(2) Includes 406,222 shares of common stock held by the Dennis L. Pelino and Meredith L. Pelino Declaration of Trust, of which Dennis L. Pelino and his spouse are trustees and beneficiaries, though beneficial ownership of which may be disclaimed. Also includes 3,175,602 shares of common stock issuable upon exercise of vested options. Does not include 1,899,998 shares of common stock issuable pursuant to options not presently exercisable and not exercisable within 60 days of March 1, 2004. Also, does not include options to purchase 359,000 shares of common stock that were granted after March 1, 2004.

(3) Includes 11,850 shares of common stock. Also includes 834,028 shares of common stock issuable upon exercise of vested options and options which vest within 60 days of March 1, 2004. Does not include 175,972 shares of common stock issuable pursuant to options not presently exercisable and not exercisable within 60 days of March 1, 2004.

(4) Includes 17,600 shares of common stock. Also includes 361,495 shares of common stock issuable upon exercise of vested options and options which vest within 60 days of March 1, 2004. Does not include 436,805 shares of common stock issuable pursuant to options not presently exercisable and not exercisable within 60 days of March 1, 2004.

(5) Includes 46,462 shares of common stock issuable upon exercise of vested options and options which vest within 60 days of March 1, 2004. Does not include 67,838 shares of common stock issuable pursuant to options not presently exercisable and not exercisable within 60 days of March 1, 2004.

(6) Includes 458,079 shares of common stock held by the Revocable Trust of Gary A. Koch, of which Gary A. Koch is the trustee and a beneficiary, beneficial ownership of which may be disclaimed. Also includes 137,500 shares of common stock issuable upon exercise of vested options and options which vest within 60 days of March 1, 2004. Does not include 212,500 shares of common stock issuable pursuant to options not presently exercisable and not exercisable within 60 days of March 1, 2004.

(7) Chief Executive Officer of Stonepath Logistics Domestic Services, Inc., a wholly owned subsidiary of the Company.

(8) Includes 202,267 shares of common stock issuable upon the exercise of vested options and options which vest within 60 days of March 1, 2004. Does not include 140,833 shares of common stock issuable pursuant to options not presently exercisable and not exercisable within 60 days of March 1, 2004.

(9) Chief Executive Officer of Stonepath Logistics International Services, Inc., a wholly owned subsidiary of the Company.

(10) Includes 85,000 shares of common stock. Also includes 57,500 shares of common stock issuable upon exercise of vested options and options which vest within 60 days of March 1, 2004. Does not include 32,500 shares of common stock issuable pursuant to options not presently exercisable and not exercisable within 60 days of March 1, 2004.

(11) Includes 57,500 shares of common stock issuable upon the exercise of vested options and options which vest within 60 days of March 1, 2004. Does not include 32,500 shares of common stock issuable pursuant to options not presently exercisable and not exercisable within 60 days of March 1, 2004.

(12) Includes 100,000 shares of common stock issuable upon the exercise of vested options and options which vest within 60 days of March 1, 2004.

(13) Includes 50,000 shares of common stock issuable upon the exercise of vested options and options which vest within 60 days of March 1, 2004.

(14) Does not include 50,000 shares of common stock issuable pursuant to options not presently exercisable and not exercisable within 60 days of March 1, 2004.

                            SERIES D PREFERRED STOCK
                            ------------------------

                                                        Shares of
                                                 Series D Preferred Stock
                                                  Owned Beneficially and
Name of Beneficial Owner                            of Record (1)(2)           Percentage of Class
------------------------                            ----------------           -------------------

Brown Simpson Partners I, Ltd.
Carnegie Hall Tower                                      201,184                      65.0%
152 West 57th Street, 21st Fl.
New York, NY 10019

Schottenfeld Associates, L.P.
880 Third Avenue, 16th Floor                              25,451                       8.2%
New York, NY  10022

CSL Associates LP
399 Park Avenue - 37th Floor                              20,119                       6.5%
New York, NY  10020

Norton Herrick Irrevocable Securities Trust
20 Community Place, 2nd Floor
Morristown, NY  07960                                     39,201                      12.7%

--------------------------

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Series D preferred stock beneficially owned by them.

(2) Each of the shares of Series D preferred stock converts into ten (10) shares of the Company's common stock. Shares of the Series D preferred stock have limited voting rights, on an as converted to common stock basis, in connection with a consolidation, sale or merger of the Company that could result in a change of control.



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on our review of copies of forms filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, and written representations from certain reporting persons, we believe that during fiscal 2003 all reporting persons timely complied with all filing requirements applicable to them.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors (the "Compensation Committee") consists of three (3) directors who are not employees of the Company and who are considered "independent" under the rules of The American Stock Exchange.

Role of the Committee

         The Compensation Committee establishes, oversees and directs the Company's executive compensation programs and policies and administers the Company's stock option and other long-term incentive plans. The Compensation Committee seeks to align executive compensation with Company objectives and strategies, business financial performance and enhanced stockholder value.

         The Compensation Committee regularly reviews and approves generally all compensation and fringe benefit programs of the Company and also reviews and determines the actual compensation of the Company's executive officers, as well as all stock option grants and cash incentive awards to all key employees. The Compensation Committee reviews and administers the Company's Amended and Restated 2000 Stock Incentive Plan and the Company's 2003 Employee Stock Purchase Plan.

         The Compensation Committee's objectives include (i) attracting and retaining exceptional individuals as executive officers and (ii) providing key executives with motivation to perform to the full extent of their abilities, to maximize Company performance and deliver enhanced value to the Company's stockholders. The Compensation Committee believes it is important to place a greater percentage of executive officers' total compensation, principally in the form of equity, at risk through the grant of stock options whose value is derived from the performance of the business and value of the Common Stock. Executive compensation consists primarily of an annual salary, annual bonuses linked to the performance of the Company and long-term equity-based compensation.

Compensation

         Salary payments in 2003 were made to compensate the ongoing performance of the Company's executive officers. Bonuses in 2003 were made to recognize contributions to the Company's business strategy. The Committee's specific decisions concerning 2003 compensation for each executive officer were made in light of each officer's level of responsibility and the Committee's judgment with respect to whether that executive officer's compensation provides appropriate recognition for performance and an incentive for future performance.

         The Compensation Committee took a variety of actions during 2003 to address the need to recruit and retain executives with relevant industry experience.

         The actions taken by the Compensation Committee during 2003 were designed to reward the Company's senior management group for their efforts in successfully implementing the Company's business plan and to provide additional incentives to continue their efforts to continue to achieve significant growth in the Company's business and financial performance.

         In determining the compensation to be provided to the Company's senior management group during 2003, the Compensation Committee took into account the following matters:

         o The successful acquisition and integration of the Company's principal subsidiaries

         o    The recognition of revenue growth

         o The organic growth of the businesses that have been acquired by the Company

         o The success in obtaining additional capital to assist in the Company's further growth

         The Compensation Committee granted to the Company's Chairman and Chief Executive Officer options to purchase 700,000 shares of Common Stock in March 2003 and 1,034,600 shares of Common Stock in March 2004.

         The award of options in March 2003 reflected the philosophy of the Compensation Committee and Board of Directors that it was important to provide Mr. Pelino with the opportunity to acquire up to ten percent (10%) of the amount of the Company's outstanding Common Stock on a fully diluted basis. This objective was the result of the Compensation Committee's discussions with Mr. Pelino, its consideration of the advice of an independent compensation consultant and peer group compensation levels, and its view of Mr. Pelino's importance to the Company. Part of the options awarded to Mr. Pelino in March 2003 were also provided to him in lieu of a minimum $360,000 cash bonus the Compensation Committee would have otherwise provided to him under the terms of his employment agreement and in recognition of his willingness to purchase 100,000 shares of the Company's Common Stock in a private placement at the request of one of the lead investors.

         However, the Compensation Committee and the Board of Directors decided earlier this year to change the basis for Mr. Pelino's compensation and abandoned the objective of continuing to provide him with the opportunity to acquire up to ten percent (10%) of the amount of the Company's outstanding Common Stock on a fully diluted basis. After reviewing the substantial contributions made by Mr. Pelino to the Company's growth and the benefits the Compensation Committee believes can result from his future contributions, the Compensation Committee extended the term of his employment period through June 2009, the date the earnout period from the Company's most recent acquisition expires, and increased his salary from its present level of $360,000 per year to $500,000 per year. This increase was provided to Mr. Pelino in the form of an award of options to purchase 359,000 shares of Common Stock that vest over the term of his employment. The Compensation Committee separately determined that Mr. Pelino was entitled to a bonus for 2003 based upon his performance, peer group compensation levels, and the advice of an independent financial consultant. This bonus was provided to Mr. Pelino by awarding him options to purchase an additional 675,600 shares of Common Stock in lieu of a $1,080,000 cash bonus the Compensation Committee would have otherwise provided to him. The decision to provide Mr. Pelino with options to purchase Common Stock instead of the cash payment of his performance bonus for 2003 and the increase in his annual salary was made after consultation with Mr. Pelino and in an effort to accommodate his desire to conserve the cash resources of the Company to fund its continued growth.

         The Compensation Committee believes that the foregoing compensation actions have helped develop a senior management group dedicated to achieving significant improvement in both the short-term and long-term financial performance of the Company.



                                         COMPENSATION COMMITTEE OF THE BOARD
                                         OF DIRECTORS
                                         Aloysius T. Lawn, IV, Chairman
                                         David R. Jones
                                         John H. Springer

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

         The following table sets forth a summary of the compensation paid or accrued for the three fiscal years ended December 31, 2003 to or for the benefit of our Chief Executive Officer and our four most highly compensated executive officers whose total annual salary and bonus compensation exceeded $100,000 (the "Named Executive Officers").

                                                                                      Long-Term
                                                   Annual Compensation           Compensation Awards
                                                   -------------------           -------------------

                                                                               Restricted
                                                                               ----------
                                                                                 Stock       Number of
                                                                                 -----       ---------         All Other
Name and Principal Position                        Salary         Bonus          Awards      Options(1)     Compensation(2)
---------------------------                        ------         -----          ------      ----------     ---------------

Dennis L. Pelino, Chairman              2003      $360,000           --            --         700,000(3)             --
and Chief Executive Officer             2002      $360,000           --            --       1,900,000(4)             --
                                        2001      $158,691     $180,000            --       1,800,000(5)             --

Stephen M. Cohen, Senior                2003      $200,000      $40,000            --          60,000(6)        $62,000
Vice President, General                 2002      $200,000      $15,000            --         100,000(7)        $62,000
Counsel and Secretary                   2001      $227,884      $50,000            --         750,000(8)             --

Bohn H. Crain, Chief Financial          2003      $200,000           --            --         325,000(9)             --
Officer and Treasurer                   2002      $200,000      $37,500            --         350,000(10)       $44,000

Gary A. Koch, Chief Executive           2003      $270,509           --            --              --                --
Officer of Stonepath Logistics          2002      $264,497           --            --              --                --
Domestic Services, Inc.                 2001       $69,950           --            --              --                --

Jason F. Totah, Chief Executive         2003      $259,436     $150,000            --              --                --
Officer of Stonepath Logistics          2002      $187,500     $131,250            --              --                --
International Services, Inc.

_______________________

(1) This table does not include options that were granted to the Named Executive Officers during the first quarter of 2004, as follows:
         1,034,600 to Dennis L. Pelino; 100,000 to Stephen M. Cohen; 123,300 to Bohn H. Crain; 150,000 to Gary A. Koch and 93,100 to Jason F. Totah.

(2) During the periods reflected, certain of the officers named in this table received perquisites and other personal benefits not reflected in the amounts of their respective annual salaries or bonuses. The dollar amount of these benefits did not, for any individual in any year, exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for that individual in any year, unless otherwise noted.

(3) These options were granted on March 10, 2003. The first grant of 300,000 options vested immediately. The second grant of 400,000 options vest to the extent of 133,334 on the first anniversary date of the award date and to the extent of 133,333 on the second and third anniversaries of the award date.

(4) These options were granted on July 3, 2002 and vest to the extent of 633,334 on the first anniversary of the award date and to the extent of 633,333 on the second and third anniversaries of the award date, with 100% acceleration of vesting in the event of a change of control transaction. These options also vest fully upon death, disability, or termination of employment without cause.

(5) These options were granted in conjunction with Mr. Pelino's employment by the Company on June 21, 2001 and are fully vested.

(6) The first grant of 10,000 options occurred on March 25, 2003. One-third of the options vested on the grant date with the remainder vesting over the following 24 months. The second grant of 50,000 options occurred on September 5, 2003. These options vest to the extent of 16,666.66 on the first, second and third anniversaries of the award date.

(7) These options were granted on July 3, 2002. Twenty-five percent of the options vest on July 3, 2003 and the remainder vest pro rata over the following 36 months, with 100% acceleration of vesting following a change of control transaction.

(8) These options were granted in conjunction with an amendment to Mr. Cohen's employment agreement during April 2001. They vest pro rata over the thirty-six (36) month period of his employment through April 2004, with 100% acceleration of vesting following change of control, or upon a termination of employment without cause. In the event of death or disability, the options which would have become vested within the next 12 months become vested.

(9) The first grant of 200,000 options occurred on February 24, 2003. Twenty-five percent of the options vested on the grant date with the remainder vesting over the following 36 months. The second grant of 25,000 options occurred on March 25, 2003. One-third of the options vested on the grant date with the remainder vesting over the following 24 months. The third grant of 100,000 occurred on September 5, 2003. These options vest to the extent of 33,333.33 on the first and second anniversaries of the award date and to the extent of 33,333.34 on the third anniversary of the award date.

(10) 150,000 of these options were granted on January 10, 2002, of which 50,000 vested on January 10, 2003, with the remainder vesting over the following 24 months and with 100% acceleration of vesting following a change of control transaction or upon a termination of employment without cause. 200,000 of these options were granted on July 3, 2002, of which 50,000 vested on July 3, 2003, with the remainder vesting pro rata over the following 36 months and with 100% acceleration of vesting following a change of control transaction, or upon a termination of employment without cause.


Employment Agreements

         On March 11, 2004, we entered into an amended employment agreement with our Chief Executive Officer, Dennis L. Pelino. This agreement amended our prior agreements with Mr. Pelino dated February 22, 2002 and June 21, 2001. Pursuant to this amendment, we have agreed to extend the term of employment of Mr. Pelino as our Chief Executive Officer through June 2009. The amendment also increased the annual compensation payable to Mr. Pelino by granting him, in addition to his current base salary of $360,000, options to purchase 359,000 shares of our common stock which vest in equal installments over the term of his employment. This grant of options was intended to provide Mr. Pelino with incremental compensation of $700,000 over the term of his employment. In addition to his base salary, Mr. Pelino is entitled to bonus compensation based upon the achievement of certain target objectives, as well as discretionary merit bonuses that can be awarded at the discretion of our Board of Directors. Mr. Pelino is also entitled to certain severance benefits upon his death, disability or termination of employment. Pursuant to the employment agreement, Mr. Pelino is also entitled to fringe benefits including participation in pension, profit sharing and bonus plans, as applicable, and life insurance, hospitalization, major medical, paid vacation and expense reimbursement.

         As of April 19, 2001, we entered into a three-year employment agreement with our General Counsel, Stephen M. Cohen. This was further modified effective December 27, 2001. This had the effect of amending and restating our prior employment agreement with Mr. Cohen entered into in April 2000. Pursuant to this

Agreement, we have agreed to employ Mr. Cohen as our General Counsel through April 19, 2004 at an annual base salary of $200,000. In addition to his annual base salary, Mr. Cohen's employment agreement provides for bonus compensation based upon the achievement of certain target objectives, as well as discretionary merit bonuses that can be awarded at the discretion of our Board of Directors. Mr. Cohen is also entitled to certain severance benefits upon his death, disability or termination of employment. Pursuant to his employment agreement, Mr. Cohen is entitled to fringe benefits including participation in pension, profit sharing and bonus plans, as applicable, and life insurance, hospitalization, major medical, paid vacation and expense reimbursement.

         Effective as of February 1, 2003, we entered into an Amended Employment Agreement with our Chief Financial Officer, Bohn H. Crain. This agreement amended and restated our prior Agreement with Mr. Crain dated January 10, 2002. Pursuant to this Agreement, we have agreed to employ Mr. Crain as our Chief Financial Officer through February 1, 2006 at an annual base salary of $200,000. In addition to his annual base salary, Mr. Crain's employment agreement provides for bonus compensation based upon the achievement of certain target objectives, as well as bonus compensation determined at the discretion of the Board of Directors. Mr. Crain is also entitled to certain severance benefits upon his death, disability or termination of employment. Pursuant to his employment agreement, Mr. Crain is entitled to fringe benefits including participation in pension, profit sharing and bonus plans, as applicable, and life insurance, hospitalization, major medical, paid vacation and expense reimbursement.

Change in Control Arrangements

         Our Chief Executive Officer, Chief Financial Officer and General Counsel are each employed under agreements that contain change in control arrangements. If employment of any of these officers is terminated following a Change In Control (other than for cause), then we must pay such terminated employee a termination payment equal to 2.99 times his salary and bonus, based upon the average annual bonus paid to him prior to termination of his employment. In addition, all of their unvested stock options shall immediately vest as of the termination date of their employment due to a Change In Control. In each of their agreements, a Change In Control is generally defined as the occurrence of any one of the following:

         o any "Person" (as the term "Person" is used in Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934), except for the affected employee, becoming the beneficial owner, directly or indirectly, of our securities representing 50% or more of the combined voting power of our then outstanding securities;

         o a contested proxy solicitation of our stockholders that results in the contesting party obtaining the ability to vote securities representing 50% or more of the combined voting power of our then-outstanding securities;

         o a sale, exchange, transfer or other disposition of 50% or more in value of our assets to another Person or entity, except to an entity controlled directly or indirectly by us;

         o a merger, consolidation or other reorganization involving us in which we are not the surviving entity and in which our stockholders prior to the transaction continue to own less than 50% of the outstanding securities of the acquiror immediately following the transaction, or a plan involving our liquidation or dissolution other than pursuant to bankruptcy or insolvency laws is adopted; or

         o during any period of twelve (12) consecutive months, individuals who at the beginning of such period constituted the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors unless the election, or the nomination for election by our stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period.

         Notwithstanding the foregoing, a "change of control" is not deemed to have occurred (i) in the event of a sale, exchange, transfer or other disposition of substantially all of our assets to, or a merger, consolidation or other reorganization involving, any entity in which the affected employee has, directly or indirectly, at least a 25% equity or ownership interest; or (ii) in a transaction otherwise commonly referred to as a "management leveraged buy-out."

         In addition, the existing stock options granted to these executive officers fully vest upon a "Change In Control," as defined within our Stock Incentive Plan.

Directors Compensation

         Non-employee directors are paid $3,750 per quarter, provided that each member attends 75% of all meetings. In addition, a quarterly fee of $3,750 is paid to the chairman of the Audit and Compensation Committees. Upon joining our Board of Directors, each of our non-employee directors received an option to purchase 50,000 shares of our common stock with an exercise price equal to the closing price of our common stock on the trading day prior to the date of grant. One-half of these options vested on the first anniversary of the director's membership on the Board, and the balance vest on the second anniversary of Board membership. On November 5, 2002 each member of our Audit Committee received options to purchase 15,000 shares of our common stock at an exercise price of $1.45 per share (of which 50% vested on November 5, 2003 and the balance vest on November 5, 2004, contingent upon continued Board service). In addition, on January 23, 2004, the chairmen of each of our Audit Committee and Compensation Committee received options to purchase 25,000 shares of our common stock at an exercise price of $3.05 per share (of which 50% vest on January 23, 2005 and the balance vest on January 23, 2006, contingent upon continued Board service).

Stock Options and Warrants

         The following table sets forth information on option grants in fiscal 2003 to the Named Executive Officers.

                        Option Grants in Last Fiscal Year
                        ---------------------------------

                                      % of Total                                               Potential Realizable Value
                                       Options                                                 at Assumed Annual Rates of
                                      Granted to                Market                            Stock Price Appreciation
                         Number of    Employees                Price on                              for Option Term
                          Options     in Fiscal     Exercise    Date of       Expiration       ------------------------------
         Name             Granted       Year          Price      Grant           Date               5%               10%
         ----             -------       ----          -----      -----           ----               --               ---

Dennis L. Pelino           300,000       16.79        $1.68      $1.68      March 2013          $316,963          $803,246
                           400,000       22.38        $2.00      $1.68      March 2013           294,617           942,995
Stephen M. Cohen            10,000        0.56        $1.81      $1.81      March 2013            11,383            28,847
                            50,000        2.80        $2.24      $2.24      September 2013        70,436           178,499
Bohn H. Crain              200,000       11.19        $1.53      $1.53      February 2013        192,442           487,685
                            25,000        1.40        $1.81      $1.81      March 2013            28,457            72,117
                           100,000        5.60        $2.24      $2.24      September 2013       140,872           356,998
Gary A. Koch                    --          --           --          --           --                  --                --
Jason F. Totah                  --          --           --          --           --                  --                --


         The following table sets forth information concerning year-end option values for fiscal 2003 for the Named Executive Officers. The value of the options was based on the closing price of our common stock on December 31, 2003 of $2.26.


                          Fiscal Year End Option Values
                          -----------------------------

                                                    Number of Unexercised Options      Value of Unexercised In-the-
                             Shares                      at Fiscal Year End          Money Options at Fiscal Year End
                           Acquired on     Value    -----------------------------    ---------------------------------
          Name              Exercise      Realized   Exercisable    Unexercisable      Exercisable       Unexercisable
          ----              --------      --------   -----------    -------------      -----------       -------------

Dennis L. Pelino(1)               --         --        2,733,334        1,666,666       $3,374,001          $1,319,999
Stephen M. Cohen(2)               --         --          707,917          202,083        1,143,292             203,208
Bohn H. Crain(3)                  --         --          252,082          422,918          172,270             250,980
Gary A. Koch(4)                   --         --           70,833          129,167           68,000             123,999
Jason F. Totah(5)                 --         --          112,500          137,500            33,00              57,000

_______________________

(1) Does not include the grant to Mr. Pelino on January 23, 2004 of options to purchase 550,000 shares of the Company's common stock at an exercise price of $3.05 per share, or the grant to Mr. Pelino on February 26, 2004 of options to purchase 125,600 shares of the Company's common stock at an exercise price of $3.38 per share, or the grant to Mr. Pelino on March 11, 2004 of options to purchase 359,000 shares of the Company's common stock at an exercise price of $3.75 per share.

(2) Does not include the grant to Mr. Cohen on January 9, 2004 of options to purchase 100,000 shares of the Company's common stock at an exercise price of $2.38 per share.

(3) Does not include the grant to Mr. Crain on January 9, 2004 of options to purchase 100,000 shares of the Company's common stock at an exercise price of $2.38 per share, or the grant to Mr. Crain on February 26, 2004 of options to purchase 23,300 shares of the Company's common stock at an exercise price of $3.38 per share.

(4) Does not include the grant to Mr. Koch on January 9, 2004 of options to purchase 150,000 shares of the Company's common stock at an exercise price of $2.38 per share.

(5) Does not include the grant to Mr. Totah on January 9, 2004 of options to purchase 80,000 shares of the Company's common stock at an exercise price of $2.38 per share, or the grant to Mr. Totah on February 26, 2004 of options to purchase 13,100 shares of the Company's common stock at an exercise price of $3.38 per share.


Outstanding Stock Options

         The Amended and Restated Stonepath Group, Inc. 2000 Stock Incentive Plan, (the "Stock Incentive Plan") presently covers 13,000,000 shares of common stock. Under its terms, employees, officers and directors of the Company and its subsidiaries are currently eligible to receive non-qualified stock options, restricted stock awards and incentive stock options within the meaning of
Section 422 of the Code. In addition, advisors and consultants who perform services for the Company or its subsidiaries are eligible to receive non-qualified stock options under the Stock Incentive Plan. The Stock Incentive Plan is administered by the Board of Directors or a committee designated by the Board of Directors.

         All stock options granted under the Stock Incentive Plan are exercisable for a period of up to ten (10) years from the date of grant. The Company may not grant incentive stock options pursuant to the Stock Incentive Plan at exercise prices which are less than the fair market value of the common stock on the date of grant. The term of an incentive stock option granted under the Stock Incentive Plan to a stockholder owning more than 10% of the issued and outstanding common stock may not exceed five (5) years and the exercise price of an incentive stock option granted to such stockholder may not be less than 110% of the fair market value of the common stock on the date of grant. The Stock Incentive Plan contains certain limitations on the maximum number of shares of the common stock that may be awarded in any calendar year to any one individual for the purposes of Section 162(m) of the Code.

         Generally, most of the options under the Stock Incentive Plan are granted subject to periodic vesting over a period of between three (3) and four
(4) years, contingent upon continued employment with the Company. In addition to the stock options covered by the Stock Incentive Plan, the Company has outstanding options to purchase 1,326,700 shares of common stock. The following schedule identifies the vesting schedule associated with all of the Company's outstanding options:

                                                    Plan                 Non-Plan            Total
                                              ----------------    ----------------     ----------------
             Vested as of 12/31/03                5,039,597             1,326,700          6,366,297
             To vest in 2004                      2,324,127                    --          2,324,127
             To vest in 2005                      1,880,577                    --          1,880,577
             To vest in 2006                      1,043,916                    --          1,043,916
             To vest in 2007                         25,417                    --             25,417
                                              ----------------    ----------------     ----------------

                                                 10,313,634             1,326,700         11,640,334
                                              ================    ================     ================


At March 1, 2004, these options were outstanding at the following exercise prices

                                   Number of Options
             ---------------------------------------------------------------
                                                                                      Range of
                    Plan                 Non-Plan              Total               Exercise Prices
             -------------------      ---------------    -------------------    ----------------------
                 3,248,334               1,109,500            4,357,834             $0.50 - $1.00
                 4,567,100                      --            4,567,100             $1.01 - $2.00
                 2,498,200                 144,000            2,642,200             $2.01 - $4.00
                        --                  73,200               73,200            $6.38 - $17.00
             -------------------      ---------------    -------------------

                10,313,634               1,326,700           11,640,334
             -------------------      ---------------    -------------------


         Outstanding Warrants

         As of March 1, 2004, warrants to purchase 1,487,563 shares of common stock were outstanding. Most of these warrants were granted in connection with investment related transactions. With the exception of warrants to purchase 50,000 shares at $1.23 per share, and warrants to purchase 99,000 shares at $1.49 per share, all of the remaining warrants are subject to an exercise price of $1.00 per share and expire in July 2005.

Equity Compensation Plan Information At Fiscal Year End

         The following table sets forth information, as of December 31, 2003, with respect to the Company's stock option plan under which common stock is authorized for issuance, as well as other compensatory options granted outside of the Company's stock option plan.

                                                    (a)                     (b)                   (c)
                                                                                           Number of securities
                                                  Number of                                remaining available
                                               securities to be       Weighted-average     for future issuance
                                                 issued upon          exercise price          under equity
                                                 exercise of          of outstanding        compensation plan
                                                 outstanding             options,         (excluding securities
                                              options, warrants        warrants and            reflected in
                Plan Category                     and rights              rights                column (a))

Equity compensation plans approved by
     security holders                             8,769,434                $1.27                 3,688,067(1)
Equity compensation plans not approved by
     security holders                             1,834,700                $1.79                        --
                                                                                                 ---------

Total                                            10,604,134                $1.36                 3,688,067
                                                 ==========                =====                 =========

------------------------

(1) Does not include options to purchase 542,499 shares of our common stock under the Company's stock option plan which have been exercised.

                            PERFORMANCE PRESENTATION

         The following graph shows the total stockholder return of an investment of $100 in cash on December 31, 1998 for the Company's Common Stock and an investment of $100 in cash on that day for (i) the NASDAQ Market Index, (ii) the AMEX Market Index and (iii) a peer group consisting of C.H. Robinson Worldwide, Inc., EGL, Inc., Expeditors International of Washington, Inc., Forward Air Corporation, and UTi Worldwide Inc. weighted by their market capitalization. Historic stock performance is not necessarily indicative of future stock price performance. All values assume reinvestment of the full amount of any dividends and are calculated daily.

                        COMPARE CUMULATIVE TOTAL RETURN
                AMONG STONEPATH GROUP INC., NASDAQ MARKET INDEX,
                     AMEX MARKET INDEX AND PEER GROUP INDEX

                            [Graphic Omitted: Chart]

                     ASSUMES $100 INVESTED ON DEC. 31, 1998
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2003

                                        1998         1999         2000         2001        2002       2003
        STONEPATH GROUP INC.           100.00       186.00        8.00        29.60        23.20      36.16
          PEER GROUP INDEX             100.00       207.97       248.73       235.52      253.60     309.92
         AMEX MARKET INDEX             100.00       124.67       123.14       117.47      112.78     153.50
        NASDAQ MARKET INDEX            100.00       176.37       110.86       88.37        61.64      92.68

           REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                              STONEPATH GROUP, INC.


         The following is the report of the Audit Committee for the year ended December 31, 2003. The Audit Committee is composed of three (3) directors, each of whom meets The American Stock Exchange's independence standards. The Audit Committee had historically operated under a written charter adopted by the Board of Directors in 2000. At a meeting held on March 25, 2003, the Board of Directors adopted a new written charter for the Audit Committee. On January 28, 2004 the Board of Directors amended such written charter for the Audit Committee which is attached to this Proxy Statement as Exhibit B. The Audit Committee, which is composed of independent directors, as a whole meets regularly with the Company's management and independent auditors to discuss the adequacy of the Company's internal control environment and financial reporting, accounting matters, audit results, and compliance with its corporate responsibility program.

         In carrying out its responsibilities and fulfilling obligations under its charter, the Audit Committee, among other things:

         o reviewed with the independent auditors their audit plan, audit scope, and identified audit risks;

         o discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees," as modified or supplemented, including, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

         o obtained from the independent auditors a written statement describing all relationships between the independent auditors and the Company that might bear on the auditors' independence, consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees";

         o discussed with the independent auditors any relationships that may impact their objectivity and independence, and generally satisfied itself that the auditors are independent;

         o reviewed and discussed the Company's audited consolidated financial statements for the year ended December 31, 2003 with management and the independent auditors;

         o obtained from management the representation that the Company's consolidated financial statements were prepared in conformity with accounting principles generally accepted in the United States of America; and

         o discussed with management and the independent auditors the quality and adequacy of the Company's internal controls.

         Based on its review, analysis and discussions with management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors (and the Board approved) that the Company's audited consolidated financial statements for the three years ended December 31, 2003 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003. The Audit Committee and the Board, in recognition and consideration of the recommendation of management, have also recommended, subject to shareholder ratification, the selection of the Company's independent auditors for 2004.


                                         AUDIT COMMITTEE OF THE BOARD
                                         OF DIRECTORS
                                         David R. Jones, Chairman
                                         Aloysius T. Lawn, IV
                                         Robert McCord



Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

         None.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Participation of Chief Executive Officer in Recent Private Placement Transaction

         At the request of one of the lead investors, Dennis L. Pelino, our Chief Executive Officer, purchased 100,000 shares of our common stock at a price of $1.54 per share in the private placement transaction that was completed on March 7, 2003. Mr. Pelino's purchase price represented a 14.1% premium over the purchase price of $1.35 paid by the non-affiliated investors in the transaction.

Payments to Former Executive Officer

         During 2002 and 2003, we made aggregate severance payments of $575,000 to Andrew Panzo, a former executive officer, in connection with a December 14, 2001 Separation Agreement in which Mr. Panzo resigned his position as an officer of the Company. In connection with the Separation Agreement, we also agreed to cover Mr. Panzo and his family on our medical plan during 2002 and to accelerate the vesting of the balance of his options to purchase 1,270,000 shares of our common stock. As of December 14, 2001, Mr. Panzo had already vested in 1,102,500 of these options.

Amendment and Restatement of Employment Arrangements with Executive Officers

         On March 11, 2004, we entered into an amended employment agreement with our Chief Executive Officer, Dennis L. Pelino. This agreement amended our prior agreements with Mr. Pelino dated February 22, 2002 and June 21, 2001 to extend the term of his employment through June 2009, and to award Mr. Pelino a salary increase in the form of additional options that vest over the period of the employment agreement. On October 18, 2001, we amended the terms of the options granted to Mr. Pelino under his original employment agreement dated June 21, 2001. We further amended the terms of Mr. Pelino's options on July 3, 2002, when we accelerated the vesting of his original options to purchase 1,800,000 shares of our common stock and granted him options to purchase an additional 1,900,000 shares of our common stock.

         Effective as of February 1, 2003, we entered into an amended employment agreement with our Chief Financial Officer, Bohn H. Crain. This agreement amended and restated our prior agreement with Mr. Crain dated January 10, 2002.

Loans to Executive Officers

         In connection with our acquisition of Global on April 4, 2002, we advanced the sum of $350,000 to Jason Totah. Mr. Totah was a former shareholder of Global and is an executive officer of the Company, serving as the Chief Executive Officer of Stonepath Logistics International Services, Inc. The advance to Mr. Totah is to be repaid through 2006 by offset against the earn-out amounts that are otherwise due to Mr. Totah under the Stock Purchase Agreement. The balance of Mr. Totah's advance was $175,000 at December 31, 2003.

         Under the terms of our employment agreement with Mr. Cohen, we provided him with a loan in the principal amount of $100,000 in April 2001. The loan accrues interest at the rate of 8% per annum and is due on April 17, 2004, or such earlier date that Mr. Cohen shall have received aggregate proceeds of $5,000,000 from the sale of his options or the shares of common stock underlying his options. However, Mr. Cohen is not required to repay the loan if by April 17, 2004, the sum of the proceeds which he has received from the sale of his options or the shares of common stock underlying his options and the remaining equity in the options as of April 17, 2004 does not equal or exceed $5,000,000.

Related Party Lease

         Air Plus leases certain of its office and warehouse facilities from Gary Koch. Mr. Koch was a former shareholder of Air Plus and is an executive officer of the Company, serving as the Chief Executive Officer of Air Plus and Stonepath Logistics Domestic Services, Inc. The Company paid $187,000 to Mr. Koch in each of the years ended December 31, 2003 and 2002. Payments under the lease with Mr. Koch were determined by reference to comparable rents, and management believes the amounts payable thereunder represent fair market rates.

                                         By Order of the Board of Directors,


                                         Dennis L. Pelino
                                         Chairman of the Board
                                         Dated: April 8, 2004

                                                                       Exhibit A

                              STONEPATH GROUP, INC.
                 Amended and restated 2000 STOCK INCENTIVE PLAN


Section 1. General Purpose of the Plan; Definitions. The purpose of the Plan is to provide officers, employees, directors and consultants of Stonepath Group, Inc. (the "Company") and other members of the Participating Company Group the opportunity to receive stock options and stock awards and thereby acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company's stockholders, thereby encouraging the participants to contribute materially to the growth and development of the Company and strengthening their desire to remain with the Company.

         The following terms shall be defined as set forth below:

         "Act" means the Securities Exchange Act of 1934, as amended.

         "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options and Stock Awards.

         "Board" means the Board of Directors of the Company.

         "Cause" means (a) with respect to an individual who is party to a written agreement with a Participating Company which contains a definition of "cause" or "for cause" or words of similar import for purposes of termination of Service thereunder by the Participating Company, "cause" or "for cause" as defined in such agreement; (b) in all other cases (i) any violation of a law, rule or regulation other than minor traffic violations, including without limitation, any violation of the Foreign Corrupt Practices Act; (ii) a breach of fiduciary duty for personal profit; (iii) fraud, dishonesty or other acts of misconduct in the rendering of services on behalf of the Company or relating to the employee's employment; (iv) misconduct by the employee which would cause the Company to violate any state or federal law relating to sexual harassment or age, sex or other prohibited discrimination or any violation of written policy of the Company or any successor entity adopted in respect to such law; (v) failure to follow Company work rules or the lawful instructions (written or otherwise) of the Board of Directors of the Company or a responsible executive to whom the employee directly or indirectly reports, provided compliance with such directive was reasonably within the scope of the employee's duties and the employee was given notice that his or her conduct could give rise to termination and such conduct is not, or could not be, cured within ten (10) days thereafter; or (vi) any violation of a confidentiality or non-competition agreement or patent assignment agreement or any agreement relating to the Company's protection of intellectual property rights.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

         "Effective Date" means the date on which the Plan is approved by the Board as set forth in Section 18.

         "Fair Market Value" of the Stock on any given date means (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation the National Market or SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; (ii) if the Stock is regularly traded on the Nasdaq OTC Bulletin Board Service, or a comparable automated quotation system, its Fair Market Value shall be the mean between the high bid and low asked prices for the Stock on the last market trading day prior to the day of determination; or (iii) in the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Plan Administrator.

         "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

         "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         "Option" or "Stock Option" means any Option to purchase shares of Stock granted pursuant to Section 6.

         "Option Period" means the period commencing on the grant date of an Option and ending on the last day of the term of such Option as established pursuant to Section 8.2.

         "Participating Company" means the Company or any or Subsidiary or any other member of the Participating Company Group.

         "Participating Company Group" means, at any point in time, any Participating Company or all corporations collectively which are then Participating Companies.

         "Service" means a participant's employment or service with any member of the Participating Company Group, whether in the capacity of an employee, officer, director or a consultant. The participant's Service shall not be deemed to have terminated merely because of a change in the Participating Company for which the participant renders such Service, provided that there is no interruption or termination of the participant's Service. Furthermore, a participant's Service with the Participating Company Group shall not be deemed to have terminated if the participant takes any military leave, sick leave, or other bona fide leave of absence approved by a Participating Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first
(91st) day of such leave the participant's Service shall be deemed to have terminated unless the participant's right to return to Service with the Participating Company is guaranteed by statute or contract.

         "Stock" means the Common Stock, par value $.001 per share, of the Company, subject to adjustments pursuant to Section 11.

         "Stock Award" means any award granted pursuant to Section 9.

         "Subsidiary" means any, whether now or hereafter existing, corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company, if each of the corporations or entities owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain, whether now or hereafter existing.

Section 2. Administration. The Plan shall be administered by the full Board of Directors of the Company or a committee of such Board of Directors comprised of two or more "Non-Employee Directors" within the meaning of Rule 16b-3(a)(3) promulgated under the Act (the "Plan Administrator"). Subject to the provisions of the Plan, the Plan Administrator is authorized to:

              (a)  construe the Plan and any Award under the Plan;

              (b) select the directors, officers, employees and consultants of any Participating Company to whom Awards may be granted;

              (c) determine the number of shares of Stock to be covered by any Award;

              (d) determine and modify from time to time the terms and conditions, including restrictions, of any Award and to approve the form of written instrument evidencing Awards;

              (e) accelerate at any time the exercisability or vesting of all or any portion of any Award and/or to include provisions in Awards providing for such acceleration;

              (f) impose limitations on Awards, including limitations on transfer and repurchase provisions;

              (g) extend the exercise period within which Stock Options may be exercised; and

              (h) determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Plan Administrator) or dividends or deemed dividends on such deferrals.

The determination of the Plan Administrator on any such matters shall be conclusive.

Section 3. Delegation of Authority to Grant Awards. In accordance with applicable laws, the Plan Administrator, in its discretion, may delegate to one or more executive officers of the Company all or part of the Plan Administrator's authority and duties with respect to granting Awards and all references in the Plan to the "Plan Administrator" shall include such executive officers to the extent they are acting pursuant to such delegation. The Plan Administrator may revoke or amend the terms of such a delegation at any time, but such revocation shall not invalidate prior actions of the executive officers that were consistent with the terms of the Plan.

Section 4. Eligibility. Awards may only be granted to employees, directors, and consultants with any member of the Participating Company Group. For purposes of the foregoing sentence, "employees," "directors" and "consultants" shall include prospective employees, prospective directors and prospective consultants to whom Awards are granted in connection with written offers of an employment or other service relationship with a Participating Company.

Section 5. Shares Subject to the Plan. The number of shares of Stock which may be issued pursuant to the Plan shall be 15,000,000. For purposes of the foregoing limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the number of shares of Stock available for issuance under the Plan. Stock to be issued under the Plan may be either authorized and unissued shares or shares held in treasury by the Company. Notwithstanding the foregoing, on and after the date that the Plan is subject to Section 162(m) of the Code, Stock Options with respect to no more than 2,500,000 shares of Stock may be granted to any one individual participant during any one calendar year period.

Section 6. Stock Options. Options granted pursuant to the Plan may be either Options which are Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options and Non-Qualified Stock Options shall be granted separately hereunder. The Plan Administrator shall determine whether and to what extent Options shall be granted under the Plan and whether such Options granted shall be Incentive Stock Options or Non-Qualified Stock Options; provided, however, that: (i) Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code; and (ii) No Incentive Stock Option may be granted following the tenth anniversary of the Effective Date of the Plan. The provisions of the Plan and any Stock Option Agreement pursuant to which Incentive Stock Options shall be issued shall be construed in a manner consistent with Section 422 of the Code (or any successor provision) and rules and regulations promulgated thereunder.

Section 7. ISO Fair Market Value Limitation. To the extent that Options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a participant for the first time during any calendar year for Stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such Options which exceeds such amount shall be treated as Non-Qualified Stock Options. For purposes of this Section 7, Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of Stock shall be determined as of the time the Option with respect to such Stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 7, such different limitation shall be deemed incorporated herein effective as of the amendment date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 7, the participant may designate which portion of such Option the participant is exercising. In the absence of such designation, the participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

Section 8. Terms of Options. Each Option granted under the Plan shall be evidenced by an agreement between the Company and the person to whom such Option is granted (the "Option Agreement") and shall be subject to the following terms and conditions:

                  8.1 Exercise Price. Subject to adjustment as provided in
Section 11 of this Plan, the price at which each share covered by an Option may be purchased shall be determined in each case by the Plan Administrator; provided, however, that such price shall not, in the case of an Incentive Stock Option, be less than the Fair Market Value of the underlying Stock at the time the Option is granted. If a participant owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than ten percent (10%) of the combined voting power of all classes of the stock of the Company and an Option granted to such participant is intended to qualify as an Incentive Stock Option, the Option price shall be no less than 110% of the Fair Market Value of the Stock covered by the Option on the date the Option is granted.

                  8.2 Exercise Period. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Plan Administrator and set forth in the Option Agreement evidencing such Option; provided, however, that (i) no Option shall be exercisable after the expiration of ten (10) years after the date of grant of such Option, (ii) no Incentive Stock Option granted to a participant who owns more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary of the Company) shall be exercisable after the expiration of five (5) years after the date of grant of such Option, and (iii) no Option granted to a prospective employee, prospective consultant or prospective director may become exercisable prior to the date on which such person commences Service with the Participating Company. Subject to the foregoing, unless otherwise specified by the Option Agreement evidencing the Option, any Option granted hereunder shall have a term of ten (10) years from the effective date of grant of the Option.

                  8.3 Effect of Termination of Service. Unless otherwise provided in such participant's Option Agreement:

                       (i) Death. If a participant shall cease to perform Service as a result of such participant's death, any Options then exercisable shall be exercisable until the earlier to occur of one year anniversary of the participant's death or the expiration of the Option Period and only by the participant's personal representative or persons entitled thereto under the participant's will or the laws of descent and distribution.

                       (ii) Termination of Service. If a participant shall cease to perform Service to any member of the Participating Company Group, all Options to which the participant is then entitled to exercise may be exercised until the earlier to occur of the three month anniversary of the participant's termination of Service or the expiration of the Option Period or, if such termination was due to disability or retirement (as hereinafter defined), until the earlier to occur of the one year anniversary of the participant's termination of Service or the expiration of the Option Period. Notwithstanding the foregoing, in the event that any termination of Service shall be for "Cause" (as defined herein), then any and all Options held by such participant shall forthwith terminate upon such termination of Service. For purposes of the Plan, "retirement" shall mean the termination of employment with the Participating Company Group, other than for Cause, at any time under circumstances which would entitle such participant to other retirement benefits provided by the Participating Company to whom the participant was providing Service immediately prior to the termination of Service or such other circumstances that the Plan Administrator concludes should be deemed a retirement.

                       (iii) Limitation on Shares. The Option may not be
                             exercised for more shares (subject to adjustment as provided in Section 11) after the termination of the participant's Service than the participant was entitled to purchase thereunder at the time of the termination of such relationship.

                  8.4 Payment of Exercise Price. The Option exercise price of each share purchased pursuant to an Option shall be paid in full at the time of each exercise (the "Payment Date") of the Option (i) in cash; (ii) by delivering to the Company a notice of exercise with an irrevocable direction to a broker-dealer registered under the Act to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay the exercise price; (iii) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to the Option exercise price of the shares being purchased pursuant to the exercise of the Option; provided, however, that shares of Common Stock delivered in payment of the Option price must have been held by the participant for at least six (6) months in order to be utilized to pay the Option price; (iv) in the discretion of the Plan Administrator, by an election to have the Company withhold shares otherwise issuable to the participant having a Fair Market Value equal to the Option exercise price of the shares being purchased pursuant to the exercise of the Option; or (v) in the discretion of the Plan Administrator, through any combination of the payment procedures set forth in subsections (i)-(iv)

                  8.5 Nontransferability of Options. No Option shall be assignable or transferable other than by the laws of descent and distribution. During the lifetime of the participant, an Option shall be exercisable only by the participant or, in the event of the participant's incapacity, by the participant's legal guardian or legal representative.


Section 9. Stock Awards.

              (a) The Plan Administrator may grant Stock Awards to any officer, employee or consultant with any member of the Participating Company Group. A Stock Award entitles the recipient to acquire shares of Stock subject to such restrictions and conditions as the Plan Administrator may determine at the time of grant ("Stock Award"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

              (b) Upon execution of a written instrument setting forth the Stock Award and paying any applicable purchase price, a participant shall have the rights of a shareholder with respect to the Stock subject to the Stock Award, including, but not limited to the right to vote and receive dividends with respect thereto; provided, however, that shares of Stock subject to Stock Awards that have not vested shall be subject to the restrictions on transferability described in Section 9(d) below. Unless the Plan Administrator shall otherwise determine, certificates evidencing the Stock Awards shall remain in the possession of the Company until such Stock is vested as provided in Section 9(c) below.

              (c) The Plan Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Stock Award. If the participant or the Company, as the case may be, fails to achieve the designated goals or the participant's relationship with the Company is terminated prior to the expiration of the vesting period, the participant shall forfeit all shares of Stock subject to the Stock Award which have not then vested.

              (d) Unvested Stock may not be sold, assigned transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Stock Award.


Section 10. Tax Withholding.

              (a) Whenever shares of Stock or Options are to be issued or cash is to be paid under the Plan, under circumstances in which the Plan Administrator believes that any federal, state or local tax withholding may be imposed, the Company or Subsidiary, as the case may be, shall have the right to require the participant to remit to the Company or Subsidiary, as the case may be, an amount sufficient to satisfy the minimum federal, state and local tax withholding requirements prior to the delivery of any certificate for shares or any proceeds; provided, however, that in the case of a participant who receives an Award of Stock under the Plan which is not fully vested, the participant shall remit such amount on the first business day following the Tax Date. The "Tax Date" for purposes of this Section 10 shall be the date on which the amount of tax to be withheld is determined. If a participant makes a disposition of Stock acquired upon the exercise of an Incentive Stock Option within either two years after the Option was granted or one year after its exercise by the participant, the participant shall promptly notify the Company and the Company shall have the right to require the participant to pay to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements.

              (b) A participant who is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount (i) in cash; (ii) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Stock having an aggregate Fair Market Value on the Tax Date equal to the tax obligation provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the participant for at least six (6) months; (iii) in the discretion of the Plan Administrator, through an election to have the Company withhold shares of Stock otherwise issuable to the participant having a Fair Market Value on the Tax Date equal to the amount of tax required to be withheld, or (iv) in the discretion of the Plan Administrator, through a combination of the procedures set forth in subsections (i), (ii) and (iii) of this Section 10(b).

              (c) An election by a participant to have shares of Stock withheld to satisfy federal, state and local tax withholding requirements pursuant to Section 10(b) must be in writing and delivered to the Company prior to the Tax Date.

Section 11. Adjustment of Number and Price of Shares.

              Any other provision of the Plan notwithstanding:

              (a) If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Plan Administrator shall make an appropriate or proportionate adjustment in (i) the number of Stock Options that can be granted to any one individual participant, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iii) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares) as to which such Stock Options remain exercisable. The adjustment by the Plan Administrator shall be final, binding and conclusive.

              (b) In the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board of Directors shall authorize the issuance or assumption of a stock Option or stock Options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Plan Administrator may grant an Option or Options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old Option, or substitution of a new Option for the old Option, in conformity with the provisions of Code Section 424(a) and the rules and regulations thereunder, as they may be amended from time to time.

              (c) No adjustment or substitution provided for in this Section 11 shall require the Company to issue or to sell a fractional share under any Option Agreement or share award agreement and the total adjustment or substitution with respect to each stock Option and share award agreement shall be limited accordingly.

              (d) In the case of (i) the dissolution or liquidation of the Company, (ii) a merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company), (iii) the sale of all or substantially all of the assets of the Company to an unrelated person or entity, or (iv) the sale of all of the stock of the Company to a unrelated person or entity (in each case, a "Fundamental Transaction"), the Plan and all Awards granted hereunder shall terminate, unless provision is made in connection with the Fundamental Transaction for the assumption of the Awards heretofore granted, or the substitution of such Awards with new awards of the successor entity, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise price as provided in Subsections (a) and (b) of this Section 11. In the event of such termination and in the event the Board does not provide for the Cash Payment described in Subsection (e) of this Section each participant shall be notified of such proposed termination and permitted to exercise for a period of at least 15 days prior to the date of such termination all Options held by such participant which are then exercisable.


              (e) In the event that the Company shall be merged or consolidated with another corporation or entity, other than a corporation or entity which is an "affiliate" of the Company. under the terms of which holders of Stock of the Company will receive upon consummation thereof a cash payment for each share of Stock of the Company surrendered pursuant to such Business Combination (the "Cash Purchase Price"), the Board of Directors may provide that all outstanding Options shall terminate upon consummation of such transaction and each participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (i) the Cash Purchase Price multiplied by the number of shares of Stock of the Company subject to outstanding Options held by such participant exceeds (ii) the aggregate exercise price of such Options.

Section 12. Change in Control.


              (a) Unless otherwise provided in such participant's Option Agreement, agreements relating to Stock Awards or in a written employment or other agreement directly addressing the same subject matter as addressed below, in the event that the Plan is terminated as a result of or following a Change in Control (as defined herein), all vested Options and Stock Awards then outstanding at the time of such Plan termination may be exercised for a period of thirty (30) days from the date of notice of the proposed termination. In such event, all participants shall be credited with an additional six (6) months of service for the purpose of any otherwise unvested Options and Stock Awards. Upon a Change in Control in which the Plan is either assumed or otherwise not subject to termination, if during the remaining term of such a participant's Options or Stock Awards, the participant is terminated other than for Cause, the participant will, at the time of such termination, be credited with an additional six
                   (6) months of service for the purpose of any otherwise unvested Options and Stock Awards; however, in the event of a termination for Cause, all Options shall immediately terminate and all unvested portions of Stock Awards shall immediately terminate.

              (b) As used herein, a "Change in Control" shall be deemed to have occurred if: (i) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) acquires "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the voting power of the then outstanding securities of the Company except where the acquisition is approved by the Board; or (ii) if the Company is to be consolidated with or acquired by another entity in a merger or other reorganization in which the holders of the outstanding voting stock of the Company immediately preceding the consummation of such event, shall, immediately following such event, hold, as a group, less than a majority of the voting securities of the surviving or successor entity or in the event of a sale of all or substantially all of the Company's assets or otherwise.

              (c) Notwithstanding anything in the Plan to the contrary, the acceleration of vesting and exercisability provided by Subsection (a) of this Section shall not occur in the event that such acceleration would make the transaction causing the Change in Control to be ineligible for pooling of interests accounting treatment, provided pooling of interest treatment is then still available and, in the absence of such acceleration, the transaction would qualify for such treatment and the Company intends to use such treatment with respect to such transaction.

Section 13. No Right to Future Employment. Nothing contained in the Plan nor in any Award agreement shall confer upon any participant any right with respect to the continuance of employment by the Company nor interfere in any way with the right of the Company to terminate his employment or change his compensation at any time.

Section 14. Amendment and Discontinuance. The Board of Directors may alter, amend, suspend or discontinue the Plan, provided that no such action shall deprive any person without such person's consent of any rights theretofore granted pursuant hereto.

Section 15. Compliance with Section 16. With respect to persons subject to
Section 16 of the Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or its successor rule and shall be construed to the fullest extent possible in a manner consistent with this intent ). To the extent that any Award fails to so comply, it shall be deemed to be modified to the extent permitted by law and to the extent deemed advisable by the Plan Administrator in order to comply with Rule 16b-3.

Section 16. Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any agreement entered into pursuant to the Plan, the Company shall not be required to issue any shares of Stock hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933 or the Act, if such registration shall be necessary, or before compliance by the Company or any participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules any applicable exchange or of the Nasdaq Stock Market. The Company shall use its best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.

Section 17. Participation by Foreign Nationals. The Plan Administrator may, in order to fulfill the purposes of the Plan and without amending the Plan, modify grants to foreign nationals or United States citizens employed abroad in order to recognize differences in local law, tax policy or custom.

Section 18. Effective Date of Plan - Shareholder Approval. The Plan was approved by the Board and became effective on June 1, 2000. Those provisions of the Plan that for federal tax purposes require approval of the stockholders of the Company (i.e., the granting of incentive stock options) shall not become effective until adopted by the stockholders, however, the Company reserves the right to grant Incentive Stock Options provided stockholder approval is secured within one (1) year from the date thereof. In the event Incentive Stock Options are granted and Stockholder approval is not timely secured, such Options shall remain in full force and effect, however, shall automatically convert to Non-Qualified Options.

Section 19. Governing Law. The Plan shall be governed by the internal laws of the State of Delaware without giving effect to its choice of law provisions. Unless otherwise provided in an Option Agreement or Award Agreement, Awards shall be governed by the same laws as the Plan.

As amended by the Board of Directors on March 25, 2002, March 25, 2003 and March 11, 2004.

                                                                       Exhibit B


                              Stonepath Group, Inc.
                             Audit Committee Charter


I. Audit Committee Purpose

The Audit Committee is appointed annually by the Board of Directors of Stonepath Group, Inc. (including its subsidiaries and affiliates, the "Company") to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary purpose is to:

o Assist the Board of Directors in fulfilling its fiduciary and oversight responsibilities relating to the Company's financial reporting standards and practices and the integrity of the Company's financial statements.

o Oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

o Monitor the adequacy and integrity of the Company's financial statements and reporting processes and systems of internal controls regarding finance, accounting, and legal compliance.

o Monitor the independence and performance of the Company's independent auditor and internal auditing department and the independent auditor's qualifications and independence.

o Maintain open, direct, and continuing communication among the independent auditor, management, the internal auditing department, the Audit Committee, and the Board of Directors.

o Monitor the compliance by the Company with legal and regulatory requirements.

o Prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

II. Audit Committee Composition and Meetings

The Audit Committee shall be comprised of at least three directors, all of whom shall be independent of management, and independent of the Company. Audit Committee members shall meet the applicable independence and experience requirements, in effect from time to time, of the SEC and the NASDAQ Stock Market ("NASDAQ"), American Stock Exchange ("AMEX") or such other applicable stock exchange or association on which the Company's common stock is then listed. Director's fees for serving on the Company's Board of Directors and any board committee thereof shall be the only form of compensation that an Audit Committee member may receive from the Company.

All Audit Committee members shall be financially literate at the time of appointment by the Board of Directors to the Audit Committee. Financial literacy means being able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

The Audit Committee Chair shall have the financial sophistication and expertise required by the regulations of NASDAQ, AMEX or such other applicable stock exchange or association on which the Company's Common Stock is then listed. In accordance with the foregoing, if an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

Audit Committee members shall be appointed annually by the Board of Directors and shall serve until their successors are appointed and qualified. The Board of Directors shall have the power at any time to change the membership of the Audit Committee and to fill the vacancies in it, subject to such new member(s) satisfying the independence, experience and financial expertise requirements referred to above. Except as expressly provided in this Charter or the Company's by-laws, or as otherwise provided by the rules of NASDAQ, AMEX or such other applicable stock exchange or association on which the Company's Common Stock is then listed, the Audit Committee shall fix its own rules of procedure.

The Audit Committee shall meet on at least a quarterly basis, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. Audit Committee members may attend meetings in person, by telephone conference or similar communications equipment, or as otherwise permitted by law. The Audit Committee shall meet periodically with management, the internal auditor and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

III. Audit Committee Responsibilities and Duties

In performing its functions, the Audit Committee shall undertake those tasks and responsibilities that, in its judgment, would most effectively contribute and implement the purposes of the Audit Committee. The following functions are some of the common recurring activities of the Audit Committee in carrying out its oversight responsibilities:

         Review Procedures and Disclosures

         1. Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board of Directors for approval. Submit the Charter to the Board of Directors for approval and have the document published in accordance with applicable rules promulgated by the SEC, and the regulations of NASDAQ, AMEX, or such other applicable stock exchange or association on which the Company's common stock is then listed.

         2. Meet periodically in separate sessions with management, the internal auditors and with the independent auditors.

         3. Review and discuss with management and the independent auditor the Company's annual audited financial statements prior to filing or distribution, including disclosures made in management's discussion and analysis, and recommend to the Board of Directors whether the audited financial statements should be included in the Company's Form 10-K.

         4. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the release of earnings and the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

         5. Review and discuss with the independent auditor the Company's annual and quarterly financial statements prior to filing, distribution or incorporation by reference into any registration statements and/or other periodic or current reports of the Company.

         6. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's selection or application of accounting principles, any major issues as to adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

         7. Discuss with management and the independent auditor any material accounting adjustments that were noted or proposed by the independent auditor and that were not adopted by the Company.

         8. Review and discuss quarterly and annual reports from the independent auditor on:

              (a)  All critical accounting policies and practices to be used.

              (b) All alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

              (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

         9. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

         10. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

         11. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any significant changes to the Company's accounting principles, any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

         12. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

         13. Consider the integrity of the Company's financial reporting processes and controls in consultation with management, the independent auditor and the internal auditors. The Audit Committee shall discuss any significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures, including the Company's risk assessment and risk management policies. The Audit Committee shall review significant findings prepared by the independent auditor and the internal auditing department together with management's responses.

         Pre-Approval

         14. Pre-approve all auditing services, including attest and review services, and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit, including attest and review services, and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

         15. Review and pre-approve all related party transactions to be entered into by the Company.

         Independent Auditors

         16. Appoint, compensate, retain, terminate and oversee the work (including the resolution of any disagreements between management and the independent auditor regarding financial reporting) of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, subject (if applicable) to subsequent shareholder ratification. The independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company shall be a "registered public accounting firm," as provided in the Sarbanes-Oxley Act of 2002 and the regulations thereunder, and shall report directly to the Audit Committee.

         17. Obtain from the independent auditors a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard No.1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee) and obtain all other the written disclosures and letters from the independent auditor that may be required by Independence Standards Board Standard No.1, as it may be amended or supplemented and discuss with the independent auditor the independent auditor's independence, including any relationships or services that may impact the objectivity and independence of the independent auditor.

         18. Take appropriate all other action appropriate to oversee the independence of the independent auditor.

         19. The Audit Committee shall evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board of Directors.

         20. Ensure the rotation of the independent audit partners as required by law.

         21. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

         Compliance Oversight Responsibilities

         22. Obtain from the independent auditor assurance that Section 10A(g) of the Exchange Act has not been implicated.

         23. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. The Audit Committee shall review reports and disclosures of insider and affiliated party transactions and advise the Board of Directors with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

         24. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         25. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

         26. Review the fees and other significant compensation to be paid to the independent auditors.

         27. To the extent the Audit Committee is notified by the independent auditor of special or extraordinary audit issues, review the independent auditor's audit plan and discuss scope, staffing, reliance upon management, and internal audit and general audit approach.

         28. Conduct any investigation appropriate to fulfilling its responsibilities, and have direct access to the independent auditor as well as anyone in the Company.

         Retention of Advisors

         29. To the extent it deems necessary or appropriate, have the authority to retain independent legal, accounting or other advisors.

         30. Receive from the Company appropriate funding, as determined by the Audit Committee, for (i) payment of compensation to the independent auditor for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company (ii) payment of compensation to any advisors employed by the Audit Committee, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties

         Internal Audit Department and Legal Compliance

         31. Review the budget, plan, changes in plan (including scope of internal audit), activities, organizational structure, and qualifications of the internal audit department, as needed or appropriate.

         32. Review the appointment and performance of, and any decision to replace, the senior internal audit executive, as needed or appropriate.

         33. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports, as needed or appropriate.

         34. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's system for monitoring compliance with applicable laws and regulations, including response to any material inquiries received from regulators or governmental agencies.

         Other Audit Committee Responsibilities

         35. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

         36. Periodically report to the Board of Directors on significant results of the foregoing activities.

IV. Scope of Duties

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan, direct or conduct audits, or to determine whether the Company's financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management and the independent auditor.

                                                       STONEPATH GROUP, INC.

                                    This Proxy is Solicited on Behalf of the Board of Directors


         The undersigned hereby constitutes and appoints Dennis L. Pelino and Stephen M. Cohen, with full power of substitution, as proxy, to vote for the undersigned all shares of the common stock, par value $.001 per share of Stonepath Group, Inc., a
Delaware corporation (the "Company"), that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held in the Philadelphia Room of the offices of Buchanan Ingersoll PC, 11 Penn Center, 1835 Market Street,
15th Floor, Philadelphia, Pennsylvania 19103 at 10:00 a.m. local time on Wednesday, May 26, 2004, or at any adjournments thereof, upon the matters described in the accompanying proxy statement and upon such other matters as may properly come before the meeting. Said proxy is directed to vote or refrain from voting on the matters set forth in the accompanying proxy statement in the manner set forth on this proxy.

         You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations.

                              THE PROXY CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD
                              ----------------------------------------------------------------------
1. Proposal 1

   ELECTION OF DIRECTORS                                                   FOR               WITHHELD
   Nominees: Dennis L. Pelino, J. Douglass Coates, Robert McCord,          [ ]                 [ ]
   David R. Jones, Aloysius T. Lawn, IV, John H. Springer


   For, except vote withheld for the following nominee(s):

   _____________________________________________
   _____________________________________________
   _____________________________________________
   _____________________________________________








                                                This space intentionally left blank



   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED FOR THE APPROVAL OF THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF STONEPATH GROUP, INC.

2. Proposal 2

   Approval of Amendment to the Company's Amended & Restated               FOR               AGAINST            ABSTAIN
   2000 Stock Incentive Plan.                                              [ ]                 [ ]                [ ]

3. Proposal 3

   Ratification of the appointment of KPMG LLP to serve as the             FOR               AGAINST            ABSTAIN
   auditors for the Company for the fiscal year ending                     [ ]                 [ ]                [ ]
   December 31, 2004.

Check appropriate box      Address Change  [ ]     Name Change  [ ]


                                                               The undersigned hereby acknowledges receipt of the proxy statement.

                                                               PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED
                                                               ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES.

                                                               NOTE: Please sign name(s) exactly as printed hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                                               SIGNATURE(S) _____________________________________________________

                                                                            _____________________________________________________

                                                               DATE         ____________________, 2004



---------------------------------------------------------------------------------------------------------------------------------
                                                      YOUR VOTE IS IMPORTANT
                                                  VOTE TODAY IN ONE OF TWO WAYS:


1.       Vote BY INTERNET:
         Log-on to www.votestock.com
         Enter your control number printed below
         Vote your proxy by checking the appropriate boxes
         Click on "Accept Vote"

OR

2.       VOTE BY MAIL: If you do not wish to vote over the internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.


                                                      YOUR CONTROL NUMBER IS:


                                                  |----------------------------|
                                                  |                            |
                                                  |                            |
                                                  |----------------------------|


                   |------------------------------------------------------------------------------------------|
                   |              You may vote over the internet 24 hours a day, 7 days a week.               |
                   |   Your internet vote authorizes the named Proxies to vote in the same manner as if you   |
                   |                       marked, signed and returned your proxy card.                       |
                   |------------------------------------------------------------------------------------------|